UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

CONTENT CHECKED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190656	99-0371233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8730 Sunset Blvd., Suite 240

West Hollywood, California 90069

(Address of principal executive offices) (zip code)

(424) 205-1777

(Registrant’s telephone number, including area code)

Copies to:

Jonathan Shechter, Esq.

Sasha Ablovatskiy, Esq.

Foley Shechter LLP

65 Route 4 East, 2nd Fl.

River Edge, New Jersey 07661

Phone: (917) 688-4099

Fax: (917) 688-4092

56-26 Chongshan Middle Rd, 1-5-1, Huanggu

Shenyang, Liaoning, China, 110031

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE NO. 1

On April 17, 2015, Content Checked Holdings, Inc.’s (“we,” “us,” “our” and the “Company”) wholly owned subsidiary, Content Checked Acquisition Corp., a corporation formed in the State of Wyoming (“Acquisition Sub”), merged (the “Merger”) with and into Content Checked, Inc., a corporation incorporated in the State of Wyoming (“Content Checked”). Content Checked was the surviving corporation in the Merger and became our wholly owned subsidiary. As a result of the Merger, we discontinued our pre-Merger business and acquired the business of Content Checked and will continue the existing business operations of Content Checked as a publicly traded company under the name Content Checked Holdings, Inc. Please see “Explanatory Note No. 2” and the rest of this Current Report on Form 8-K/A (Amendment No. 1) (this “Current Report”) for detailed information about the Merger and the related transactions.

Prior to the Merger, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the Merger, we have ceased to be a shell company.

This Amendment No. 1 to our Current Report on Form 8-K originally filed by us on April 30, 2015 is filed to (i) include (x) the audited financial statements of Content Checked as of, and for the period from July 19, 2013 (Inception) to March 31, 2014, and for the fiscal year ended March 31, 2015, and the accompanying notes (collectively, the “Financial Statements”), (y) the unaudited pro forma financial information with respect to the Merger, and (z) and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section with respect to the Financial Statements, and (ii) update “Item 3.02 Unregistered Sales of Equity Securities”, and certain related changes.

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Content Checked, Contentcheckedsm are among the trademarks of Content Checked, Inc. or its subsidiaries.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Current Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Current Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the design, development and commercialization of a smartphone application designed for use by people with food allergies/intolerances, and those who care for them, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), (iv) our beliefs regarding potential health benefits of our smartphone application, and (v) the assumptions underlying or relating to any statement described in points (i), (ii), (iii) or (iv) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time and resources associated with the development and commercialization of our smartphone applications and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of smartphone applications and the healthcare industry, the results of clinical studies or trials, lack of product diversification, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Current Report appears in the section captioned “Risk Factors” and elsewhere in this Current Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Current Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Current Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Current Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE NO. 2

We were incorporated as Vesta International, Corp. in Nevada on May 11, 2011. Prior to the Merger (as defined below), we intended to commence operations in the distribution of ceramic sanitary ware. Since May 11, 2011 (“Inception”) through March 31, 2015, we have not generated any revenue and have accumulated losses of $40,315.

As previously reported, on January 26, 2015, we completed a 2.44-for-1 forward split of our Common Stock, with the result that the 12,530,000 shares of our Common Stock outstanding immediately prior to the stock split became 30,573,202 shares of our Common Stock outstanding immediately thereafter. All share and per share numbers in this Current Report relating to our Common Stock have been adjusted to give effect to this stock split, unless otherwise stated.

Also as previously reported, on December 18, 2014, (i) we changed our name to Content Checked Holdings, Inc., and (ii) we increased our authorized capital stock from 75,000,000 shares of common stock, par value $0.001, to 250,000,000 shares of common stock, par value $0.001 (the “common stock”), and 10,000,000 shares of “blank check” preferred stock, par value $0.001.

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On April 17, 2015, our wholly owned subsidiary, Content Checked Acquisition Corp., a corporation formed in the State of Wyoming (“Acquisition Sub”), merged (the “Merger”) with and into Content Checked, Inc., a corporation incorporated in the State of Wyoming on July 19, 2013 (“Content Checked”). Content Checked was the surviving corporation in the Merger and became our wholly owned subsidiary. All of the outstanding Content Checked stock was converted into shares of our Common Stock, as described in more detail below.

As a result of the Merger, we discontinued our pre-Merger business and acquired the business of Content Checked and will continue the existing business operations of Content Checked as a publicly traded company under the name Content Checked Holdings, Inc.

In connection with the Merger and pursuant to the Split-Off Agreement (defined below), we transferred our pre-Merger assets and liabilities to our pre-Merger majority stockholders, in exchange for the surrender by them and cancellation of 24,400,000 shares of our Common Stock. See Item 2.01, “Split-Off” below.

As a result of the Merger and Split-Off, we discontinued our pre-Merger business and acquired the business of Content Checked, and will continue the existing business operations of Content Checked as a publicly-traded company under the name Content Checked Holdings, Inc.

Also on April 17, 2015, we closed a private placement offering (the “PPO”) of 4,299,400 shares of our restricted common stock. Additional information concerning the PPO is presented below under Item 2.01, “Merger and Related Transactions—the PPO” and “Description of Securities,” and Item 3.02, “Unregistered Sales of Equity Securities.”

On April 15, 2015 the Company received a loan from Buyside Equity Partners, LLC in the amount of $45,000. The unsecured loan is due six months from the date made and accrues interest at the rate of 5% per annum until paid in full.

In accordance with “reverse merger” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Merger will be replaced with the historical financial statements of Content Checked prior to the Merger in all future filings with the SEC.

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Content Checked Holdings, Inc., incorporated in Nevada, after giving effect to the Merger and the Split-Off.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 1.01.	Entry into a Material Definitive Agreement

Item 2.01.	Completion of Acquisition or Disposition of Assets

Item 3.02.	Unregistered Sales of Equity Securities

Item 4.01.	Changes in Registrant’s Certifying Accountant

Item 5.01.	Changes in Control of Registrant

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.06.	Change in Shell Company Status

Item 9.01.	Financial Statements and Exhibits

Prior to the Merger, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the Merger, we have ceased to be a shell company. The information contained in this Current Report, together with the information contained in our Quarterly Report on Form 10-Q for the nine-month period ended December 31, 2014, and our subsequent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.

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Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

THE MERGER AND RELATED TRANSACTIONS

On April 17, 2015 (the “Closing Date”), the Company, Acquisition Sub and Content Checked entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), which closed on the same date. Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Content Checked, which was the surviving corporation and thus became our wholly-owned subsidiary.

Pursuant to the Merger, we acquired the business of Content Checked to develop, market and sell a smartphone application designed for use by those who suffer from food allergies and intolerances.

At the closing of the Merger, each of the 1,000,000 shares of Content Checked’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into 24 shares of our common stock. As a result, an aggregate of 24,000,000 shares of our common stock were issued to the holders of Content Checked’s stock.

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to certain indemnification provisions. Kris Finstad, our CEO and Chairman of the Board, will initially receive in the Merger all of the shares to which he is entitled, except for 500,000 shares of our Common Stock which will be held in escrow for one year to satisfy post-closing claims for indemnification by the Company (“Indemnity Shares”). Any of the Indemnity Shares remaining in escrow at the end of such one-year period shall be distributed to Mr. Finstad. The Merger Agreement also contains a provision providing that a certain pre-Merger stockholder of the Company will deposit 500,000 shares of our Common Stock in escrow for one year to satisfy post-closing claims for indemnification Content Checked and its pre-Merger shareholders (“Company Indemnity Shares”). Any of the Company Indemnity Shares remaining in escrow at the end of such one-year period shall be distributed to such stockholder. The value of the Indemnity Shares and the Company Indemnity Shares issued pursuant to the foregoing adjustment mechanisms is fixed at $0.50 per share. The foregoing mechanisms are the exclusive remedies of the Company on one hand and the pre-Merger stockholders of Content Checked and Content Checked for satisfying indemnification claims under the Merger Agreement.

The Merger will be treated as a recapitalization of the Company for financial accounting purposes. Content Checked will be considered the acquirer for accounting purposes, and our historical financial statements before the Merger will be replaced with the historical financial statements of Content Checked before the Merger in all future filings with the SEC.

The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The issuance of shares of our common stock to holders of Content Checked’s capital stock in connection with the Merger was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and/or Regulation D and Regulation S promulgated by the SEC under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and some of these securities are subject to further contractual restrictions on transfer as described below.

We also agreed not to register under the Securities Act the resale of the shares of our Common Stock received in the Merger by Mr. Finstad and Mr. David R. Wells, our Interim Chief Financial Officer, for a period of six months following the closing of the Merger, provided that the foregoing will not prohibit us from registering for resale shares of common stock held by such persons with the written approval of the lead underwriter of any underwritten public offering of our securities for gross proceeds of at least $25 million.

The form of the Merger Agreement is filed as an exhibit to this Report. All descriptions of the Merger Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

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Split-Off

Upon the closing of the Merger, under the terms of a split-off agreement and a general release agreement, the Company transferred all of its pre-Merger operating assets and liabilities to its wholly-owned special-purpose subsidiary, Vesta International Split Off Corp., a Nevada corporation (“Split-Off Subsidiary”). Thereafter, pursuant to the Split-Off Agreement, the Company transferred all of the outstanding shares of capital stock of Split-Off Subsidiary to Mr. Yan Wang, the pre-Merger majority stockholder of the Company, and the former sole officer and sole director of the Company (the “Split-Off”), in consideration of and in exchange for (i) the surrender and cancellation of an aggregate of 24,400,000 shares of our common stock held by Yan Wang (which were cancelled and will resume the status of authorized but unissued shares of our Common Stock) and (ii) certain representations, covenants and indemnities. All descriptions of the Split-Off Agreement and the General Release Agreement herein are qualified in their entirety by reference to the text thereof filed as exhibits hereto, which are incorporated herein by reference.

The Bridge Financings

Between August 2014 and April 2015, Content Checked offered and sold in a series of private placement to accredited investors an aggregate of $1,503,450 principal amount of its unsecured convertible promissory notes (the “Unsecured Bridge Notes”). The Unsecured Bridge Notes bore interest at 5% per annum and were payable between March 31, 2015 and April 30, 2015 (as applicable), subject to conversion as described below. Interest on the Unsecured Bridge Notes would have been payable at maturity; however, upon conversion of the Unsecured Bridge Notes as described below, accrued interest was forgiven.

Additionally, on May 5, 2014, Content Checked offered and sold in a private placement to an accredited investor $250,000 principal amount of its secured convertible promissory note (the “Secured Bridge Note”). The Secured Bridge Note bore interest at 5% per annum and was payable on March 31, 2015, subject to conversion as described below. Interest on the Secured Bridge Notes would have been payable at maturity; however, upon conversion of the Secured Bridge Notes as described below, accrued interest was forgiven. The Secured Bridge Note was secured by a priority security interest on all of the assets of Content Checked. This security interest terminated upon conversion of the Secured Bridge Note.

Upon the closing of the Merger and the PPO, the outstanding principal amount of the Unsecured Bridge Notes and Secured Bridge Note was automatically converted into shares of our common stock (as described below under “The Private Placement Offering”) at a conversion price of $0.45 and $0.40 per share, respectively.

The Private Placement Offering

Concurrently with the closing of the Merger the Company held a closing of its PPO in which it sold $166,700 of shares of common stock at a purchase price of $0.50 per share, which resulted in the issuance of 333,400 shares of our restricted common stock.

Purchasers of the restricted shares of our common stock have weighted average anti-dilution protection with respect to the shares of our common stock purchased by them in the PPO if within 24 months after the final closing of the PPO the Company shall issue additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions) for consideration per share less than $0.50. The aggregate gross proceeds of the PPO were $1,920,150 (including the aggregate principal amount of Unsecured Bridge Notes and Secured Bridge Notes converted and before deducting expenses of the offering, estimated at approximately $125,000).

The PPO was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided by Regulation D and/or Regulation S promulgated by the SEC thereunder. The PPO was sold to “accredited investors,” as defined in Regulation D, and/or foreign investors in compliance with Regulation S.

The closing of the PPO and the closing of the Merger were conditioned upon each other.

In connection with the PPO we did not pay any finders fees or Placement Agent commissions.

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Registration Rights

In connection with the PPO, we entered into a Registration Rights Agreement, pursuant to which we have agreed that promptly, but no later than 90 calendar days from the final closing of the PPO, the Company will file a registration statement with the SEC (the “Registration Statement”) covering (a) the shares of Common Stock issued in the PPO (including those issued upon conversion of the Unsecured Bridge Notes and Secured Bridge Notes, and (b) other than any shares of our Common Stock issued to Mr. Finstad in the Merger, shares of our Common Stock issued to the shareholders of Content Checked, pursuant to the Merger Agreement (collectively, the “Registrable Shares”). We agreed to use our commercially reasonable efforts to ensure that such Registration Statement is declared effective within 180 calendar days of filing with the SEC. If we are late in filing the Registration Statement or if the Registration Statement is not declared effective within 180 days of filing with the SEC, liquidated damages payable by us to the holders of Registrable Shares that have not been so registered will commence to accrue and cumulate at a rate equal to 1.00% of the Offering Price per share for each full month that (i) the Company is late in filing the Registration Statement or (ii) the Registration Statement is late in being declared effective by the SEC; provided, however, that in no event shall the aggregate of any such liquidated damages exceed 5% of the PPO offering price per share. No liquidated damages will accrue with respect to any Registrable Shares removed from the Registration Statement in response to a comment from the staff of the SEC limiting the number of shares of Common Stock which may be included in the Registration Statement (a “Cutback Comment”) or after the shares may be resold under Rule 144 under the Securities Act or another exemption from registration under the Securities Act.

The holders of Registrable Shares (including any shares of Common Stock removed from the Registration Statement as a result of a Cutback Comment) shall have “piggyback” registration rights for such Registrable Shares with respect to any registration statement filed by the Company following the effectiveness of the Registration Statement that would permit the inclusion of such shares.

We will pay all expenses in connection with any registration obligation provided in the Registration Rights Agreement, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of our counsel and of our independent accountants. Each investor will be responsible for its own sales commissions, if any, transfer taxes and the expenses of any attorney or other advisor such investor decides to employ.

All descriptions of the Registration Rights Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

2015 Equity Incentive Plan

Before the Merger, our Board of Directors adopted, and our stockholders approved, our 2015 Equity Incentive Plan (the “2015 Plan”), which provides for the issuance of incentive awards of up to 5,000,000 shares of our Common Stock to officers, key employees, consultants and directors. See “Market Price of and Dividends on Common Equity and Related Stockholder Matters - Securities Authorized for Issuance under Equity Compensation Plans” below for more information about the 2015 Plan.

On the closing of the Merger, our Board granted to our officers and directors options to purchase an aggregate of 2,300,000 shares of our Common Stock under the 2015 Plan. See “Description of Securities—Options” below for additional information about these awards.

Departure and Appointment of Directors and Officers

Our Board of Directors currently consists of 1 member. On the Closing Date, Yan Wang, our sole director before the Merger, resigned his position as a director, and Mr. Kris Finstad was appointed to the Board of Directors.

Also on the Closing Date, Mr. Finstad was appointed as our Chief Executive Officer and President, David R. Wells was appointed as our Interim Chief Financial Officer, Secretary and Treasurer, by the Board.

See “Management – Directors and Executive Officers” below for information about our new directors and executive officers.

Lock-up Agreements and Other Restrictions

In connection with the Merger, each of Messrs. Finstad and Wells (the “Restricted Holders”), holding at that date in the aggregate of approximately 20 million shares of our Common Stock, entered into agreements (the “Lock-Up and No Shorting Agreements”), whereby they are restricted for a period of 6 months after the Merger from certain sales or dispositions of shares of our Common Stock held by them immediately after the Merger, except in certain limited circumstances.

Further, for a period of 12 months after the Merger, each Restricted Holder has agreed in the Lock-Up and No Shorting Agreements to be subject to restrictions on engaging in certain transactions, including effecting or agreeing to effect short sales, whether or not against the box, establishing any “put equivalent position” with respect to our Common Stock, borrowing or pre-borrowing any shares of our Common Stock, or granting other rights (including put or call options) with respect to our Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from our Common Stock, or otherwise seeks to hedge his position in our Common Stock.

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Pro Forma Ownership

Immediately after giving effect to (i) the Merger and (ii) the cancellation of 24,400,000 shares in the Split-Off, and (iii) the closing of the PPO, there were 34,622,602 issued and outstanding shares of our Common Stock, as follows:

●	the stockholders of Content Checked prior to the Merger hold 24,000,000 shares of our Common Stock;

●	the stockholders of the Company prior to the Merger hold 6,173,202 shares of our Common Stock;

●	the investors in the Secured Bridge Notes, Unsecured Bridge Notes and the PPO hold 4,299,400 shares of our Common Stock; and

●	Mr. Wells will be issued 150,000 shares of our Common Stock.

In addition, the 2015 Plan authorizes issuance of up to 5,000,000 shares of our Common Stock as incentive awards to executive officers, key employees, consultants and directors.

No other securities convertible into or exercisable or exchangeable for our Common Stock are outstanding.

Our Common Stock is quoted on the OTC Pink markets under the symbol “CNCK.” Promptly after the merger, we expect that our Common Stock shall commence being quoted on the OTCQB over the counter market, as prior to the Merger, we submitted an application to be quoted on the OTCQB.

Accounting Treatment; Change of Control

The Merger is being accounted for as a “reverse merger,” and Content Checked is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Merger will be those of Content Checked and will be recorded at the historical cost basis of Content Checked, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of Content Checked, historical operations of Content Checked and operations of the Company and its subsidiaries from the closing date of the Merger. As a result of the issuance of the shares of our Common Stock pursuant to the Merger, a change in control of the Company occurred as of the date of consummation of the Merger. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Merger. We believe that as a result of the Merger we have ceased to be a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).

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Description of Business

As a result of the Merger, Content Checked became a wholly owned subsidiary of the Company. The acquisition of Content Checked is treated as a reverse acquisition (the “Reverse Acquisition”), and the business of Content Checked became the business of the Company. At the time of the Reverse Acquisition, Content Checked Holdings, Inc. (formerly Vesta International, Corp.) was not engaged in any significant active business.

References to “we”, “us”, “our” and similar words refer to the Company and its wholly-owned subsidiary, Content Checked, Inc., unless the context otherwise requires, and prior to the effectiveness of the Reverse Acquisition, these terms refer to Content Checked. References to Content checked Holdings, Inc. or CCH refer to the Company and its business prior to the Reverse Acquisition.

Summary

Content Checked is a Wyoming corporation formed July 19, 2013 (“Content Checked” or the “Company”). Content Checked is a family of smartphone applications designed for people with dietary restriction, those who care for them, and organizations that cater for them. Content Checked is building a revolutionary digital marketplace these people and organizations.

Content Checked was organized under the laws of the State of Wyoming on July 19, 2013 (Inception) and its fiscal year end is March 31. The Company has no subsidiaries. The principal executive offices are located at 8730 Sunset Blvd., Suite 240, West Hollywood, California 90069. Our website address is www.Content Checked.com.

Content Checked has created and introduced to the market smartphone applications designed for use by those who suffer from; food allergies & intolerances, and migraine & chronic headaches. The applications allow its user to have the ability to scan product’s bar code and determine if it is safe for consumption. Their friends and family can also use it to assist in their food selections. The Company’s management believes it has created the first applications with genuine comprehensive content information and in-depth allergen and migraine definitions for most U.S. food products and is designed to meet the needs for millions of people in the United States. The Company has unique database of allergens, migraine triggers, and food ingredients that directly correlate with food allergies & intolerances and/or migraine & chronic headaches. Currently there are several hundreds of thousand products in the database and it is constantly growing. The applications are highly scalable and can expand into new geographic areas and product categories with limited modifications and investment.

The Content Checkedsm smartphone application helps users to personalize their shopping lists and makes sure they purchase products that are compatible with their specific allergies and intolerances. The Content Checkedsm application and supporting database allows its user to save time and make better decisions while grocery shopping since the application will guide and direct shopping based upon the user’s dietary needs.

MigraineChecked, which is created under Content Checked, is based on research from the University of Berkley California. The application helps migraine sufferers, and those who care for them, to save time and make better decisions while grocery shopping since the application will guide and direct shopping based upon the user’s dietary needs.

Upon closing of the Merger and Minimum Offering, (i) $250,000 outstanding principal amount of Content Checked’s senior secured convertible note (the “Secured Bridge Note”) issued in the second quarter of 2014 will convert into the shares, at a conversion price of $0.40 per share, and (ii) $1,503,450 of outstanding principal amount of convertible unsecured promissory notes will convert into the shares at a price of $0.45 per share.

The Registrant has not generated any revenue from its business operations or explorations to date, and to date, the Registrant has been able to raise additional funds $1,920,150 to implement its operations. As a result, the Registrant consummated the Merger with Content Checked Holdings, Inc. On March 3, 2015, the Company changed its stock symbol to CNCK”.

Business Summary

Content Checked has created and introduced to the market a Content Checkedsm smartphone application designed for use by those who suffer from food allergies and intolerances. The application allows its users the ability to scan product’s bar code and determine if it is safe for consumption. Their friends and family can also use it to assist in their food selections. The Company believes it has created the first application with genuine comprehensive content information and in-depth allergen definitions for most U.S. food products and is designed to meet the need for millions of people in the United States. The Company has unique database of allergens and food ingredients that directly correlate with allergies and intolerances. Currently there are several hundreds of thousand products database and it is constantly growing. The application is highly scalable and can expand into new geographic areas and product categories with limited modifications and investment.

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The Content Checkedsm smartphone application helps users to personalize their shopping lists and makes sure they purchase products that compatible with their specific allergies and intolerances. The Content Checkedsm application and supporting database allows its user to save time and make better decisions while grocery shopping since the application will guide and direct shopping.

Our Industry and Market

To management’s knowledge, 28% of the U.S. population has an allergy or intolerance to various ingredients and products. Among the most common products are eggs, milk and nuts. The Content Checkedsm application also has a comprehensive recipe database which provides details instructions on food preparation for people with allergies. The application allows setting up profiles and favorites for the user and others for whom the user is shopping.

The Content Checkedsm application allows food manufacturers to showcase the products in a simple, effective and relevant way. The application serves as a platform to communicate to the user on a variety of alternatives that are better suited to them. Both manufacturers and consumers benefit from targeted communication. If those whom the manufacturer prepares food for are allergic to specific food substances, the user would look to make sure that the food does not contain ingredients that may be harmful or cause discomfort or, potentially, serious illness.

Our market has seen a greater use of the Internet by consumers and physicians. As a major communications medium the Internet has changed the healthcare industry and is transforming how consumers and physicians find and utilize healthcare information. Healthcare consumers increasingly seek to educate themselves online about their allergy-related disorders, motivated by the desire to become better-informed patients and to become more engaged healthcare consumers, due in part to increased healthcare costs.

Today, consumers can and do obtain health and wellness information online, enabling them to have immediate access to searchable information and dynamic interactive content to check allergens, nutritional benefits, products designed for certain intolerances and allergies, recipe data base for consumers with particular dietary preferences, and find food producers to meet their criteria.

Product Description

Grocery shopping can be time-consuming and difficult if you or someone for whom you shop has specific dietary restrictions. Ingredient list can be hard to understand and time consuming to monitor. Content Checked’s market research has shown that consumers tend to stay in their comfort zone and not try new products once they have identified one that fits the dietary profile they are looking for, people usually end up going for the safe bet and don’t invest any time to find new alternatives. The Content Checkedsm, applications and supporting database allows its users to save time and make better decisions while grocery shopping since the applications will guide and direct shopping based on known relationships between allergies, migraine triggers, sugar profile, and other specific dietary preferences, and certain foods. Suffering from or obtaining a certain dietary profile no longer means that you have to bring your own food to functions or inconvenience others. By using the Content Checkedsm applications, friends and family can identify what foods can be safely consumed.

The Content Checkedsm applications are designed in a way that lets the user adjust food preferences on a personal profile. As an initial step, a user must download the application onto a smart phone or tablet (iOS and Android operating systems), register and then enter specific dietary details. The user can then simply scan a product’s bar code to immediately identify if the associated product is safe for consumption. By scanning the barcode, the application will quickly identify the product specifications and the consumer will have a full overview over his or her pre-defined allergy or intolerance as the Content Checkedsm application references the products contents against its database; based on the user’s profile, the application provides a warning of any of the allergens or intolerance ingredients present in the product. If a particular food is identified as being unsafe for the user based on the profile, sensitivities and intolerances they indicate, Content Checkedsm application technology further aids the user by suggesting alternatives the user can consume with specified allergies or intolerances. The users can also program the application to search for specific substances, which could represent a health threat for them. Additionally, the user can benefit from a comprehensive selection of recipes available on the application. All this works the same way for each application area that Content Checked has and will develop.

In addition to consumer use, the application is also a potential marketing tool for food producers since they are able to target their marketing efforts to specific groups with specific needs. This ability is very unique as it offers food manufacturers to reach and promote their products to a consumer that is actively asking for this specific message during their point of purchase.

Finally, the usage of the applications offer a vast majority of data behavior that imply what consumers are searching for and where opportunity might be at hand. This data is highly attractive for food manufacturers R&D departments.

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Product Development

The Content Checked application was initially conceptualized by its founder, Kris Finstad. Realizing the opportunity to apply technology to a significant world health issue, Mr. Finstad researched available data sources and determined that due to a variety of factors (country to country differences for the same product, multiple names for the same ingredients, lack of national standards for ingredient disclosure), a new approach was required to improve reliability and safety for those suffering from food allergies & intolerances. Operating in certain Scandinavian countries known for their consistency with the U.S. market, he purchased and licensed available data on food products in that region. He then developed a data scheme that allowed for mapping of the ingredients in a related and comprehensive way, ensuring that the users were provided a near certain reference to their profiled allergies and intolerances. Simultaneously he developed a user application that was platform-agnostic allowing utility on all currently available smart phone platforms.

Following market testing, significant value was identified in the database itself, and its designed inter-relationships. Accordingly, additional research was undertaken for its application into additional markets where food ingredients were a basis for food selection. These markets are further discussed below in “New Products and Development Opportunities”.

Revenue Model

Content Checked seeks to maximize shareholder value through a set of revenue drivers, which are scalable accordingly with operational leverage.

●	Advertising and Product Placement. The anticipated primary source of revenue is sales of product placement and advertising on the Content Checkedsm application platform. The Content Checkedsm application allows food manufacturers to showcase and target their products to the application user for a fixed fee and a performance based variable cost. Food producers utilize the platform to exhibit the products as an alternative that is safe or safer for consumption. The user benefits from browsing recommended products when searching for a particular item that is allergies free and health safe.

Revenue from product placement depends upon the number of instances where our application is downloaded by the consumer. The Company has identified approximately 700 different food categories each of which represent an opportunity to sell at least three ads. As of the date of this report, pricing for advertising is expected to range from $500 to $3,000 per month depending on the product category, such as milk, wheat, etc. Compared to existing marketing channels this represents a highly targeted alternative, and the Content Checkedsm application is unique in terms of the opportunity to both select target groups and to address the opportunity at the point-of-purchasing-decision. The application showcases manufacturers products to a user that is actively asking to have a similar product showcased, making their attention and engagement level very high.

●	Product Sales. The application will prompt users to buy products that they have just been show cased to. The application will offer users to accept a coupon that they can redeem at the point of sale or the user can buy the product online and have it send to their home. In either instance Content Checked has generated a track able sale / new customer for the manufacturer.

●	Download Fees. While not anticipated to be the primary source of revenue, the Company has determined that charging a fee for the application’s “premier” version is preferred due to value this provides to the consumer. Considering the health and related benefits, and the risks to certain users of ingesting ingredients to which they are allergic, by imposing a charge for the application increases the value and utility. Accordingly the Company is currently charging a per user download fee of $2.99 through iTunes and Google Play (for which the Company pays to Apple a fee of 30%, for a net of $2.69). The Company does provide a trial period which allows the prospective user to setup their profile and use the application for 50 scans, at which point it becomes disabled and requires payment of the noted fee.

Content Checked has also determined that providing an incentive to non-profit organizations who have formed to support the different affected groups provides the best access to their constituents and events (see below, “Marketing Strategy”). Accordingly, Content Checked intends to offer a donation of up to $1.00 per user who downloads the application and pays the Full User fee. For those users Content Checked will receive approximately $1.69 per download.

The Content Checkedsm application is available at no charge with limited functionalities and paid version with extensive range of available tools. The goal is to convert as many free users as possible over to the paid version, but at this stage of development it is early to estimate the conversion rate. Although we offer a no-charge application, the advertising revenue associated with the projected usage of the free application supports the strategy of offering this limited functioned app for free to the consumer.

●	Other Products and Services. The application also creates a way of communicating with the consumer that will support a robust business model: distribution of recipes, newsletters and direct marketing of new products. Content Checked is utilizing a platform to communicate allergies and intolerances on a variety of alternatives that are better suited to the customer. The application is scalable and can expand into new geographic areas and product categories with limited modifications and investment.

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Marketing Strategy

The Company expects to promote its products through supporting each applications community. Building community is key in their marketing. They aim to support these communities; food allergy, migraine, health and diabetics, vegan, kosher. These groups all face different challenges and in their marketing we will facilitate solutions and inspiration on how to live a safer, healthier, and easier life, suffering from dietary restrictions. A selection of the Company’s marketing efforts are listed below:

1. Own their own media. The Company is building a strong social media presence. Whereas their community is coming to them for inspiration. The Company converts these people to their influencers and ambassadors. They have established their own blog with expert guest bloggers for each application and results have been increased community engagement, application downloads and attained email subscribers.

2. Support organizations that support the communities. The company identifies non-profits that support the community.

●	The Company supports Food Allergy Research & Education (‘FARE’), who works on behalf of Americans with food allergies. The Company recently co-sponsored an event. Content Checked expects to sponsor additional events with FARE in the future, and will get a direct exposure to allergy intolerant audience via newsletters, flyers, email and online representation. The Content Checked logo is engraved on all FARE marketing materials for the sponsored events and conferences. They donate $1 from every application purchase of their paid version.

●	Scheduled 7 appearances on Lifetime television surrounding topics of holiday food consumption, migraine-related foods, and food allergy awareness week.

●	Attending and participating in national conventions. The first of these was the Food Allergy Bloggers Conference (www.fablogcon.com) held in Las Vegas in late September 2014. Events like these create awareness in the active circles surrounding those with food allergies and intolerances, and those groups that provide support and information to them.

3. Bought media. The Company buys ads on specifically targeted media such as; specific groups of people on Facebook and Google, dietary blogs, dietary magazines.

4. Be present at Expos. The Company has gone into a partnership with a company that represents them on 5 different expos in 2015 throughout America. The partnering company informs people of the benefits of the Content Checked Inc., applications and gets them to download their applications.

5. Public relations. With a team of full-time nutritionist on our board, Content Checked, are experts in their domain. The Company creates state of the art informational content that will be distributed by their PR agency as part of a strategy to establish them as a featured expert voice on various editorial sites and magazines.

As discussed above, the donation mechanism will operate on a case-by-case basis to determine the per download donated to relevant organizations that are registered as Non-Profit 501(c)(3). Content Checked has been developing these relationships and continues to undertake such efforts. In order to efficiently market the application to various food producers, Content Checked has established a sales force team and operational office in West Hollywood, California of 5 individuals, and intends to expand its team to 10 individuals within a year. Infomercials and commercials to describe the application and market the product is currently being distributed, and new infomercials are being created with some celebrity endorsements.

In addition, the Company will use existing contacts with international food producers in Europe and follow them to the U.S. Content Checked has also established different market channels such as website and newsletter.

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New Products and Development Opportunities

On September 1, 2014 the Company released MigraineChecked. Statistics indicate that over 36 million Americans have the disease. Similar in function to Content Checked, MigraineChecked allows the user to scan and avoid known triggers in food and drinks. The Company is able to utilize its existing comprehensive menu and recipe database to provide recommendations how to prepare food for individuals with Migraine headaches. MigraineChecked allows you to set up profiles and favorites for not just yourself but also your friends and family making sharing of favorites and ideas fun and simple. MigraineChecked allows food manufacturers to showcase their products in an effective and relevant way. They now have a platform to communicate to those having special food preferences, a variety of alternatives that are better suited to them. Both manufacturers and consumers benefit from targeted communication.

Additionally, Content Checked has already established plans for Kosher Checked (Koshercheckedsm), Vegan Checked (Vegancheckedsm), and Sugar Checked (Sugarcheckedsm), each of which will become additional proprietary databases. The addressable U.S. market size for food intolerances is approximately 52 million people where Kosher market size is approximately 11 million people, Vegetarian preferred diet accounts for 15 million, and the by far biggest is the No Sugar market where people in the danger zone on type 2 diabetes account to 98 million. (* Sources include Lubicon, Bloomberg Business, OU, FARE, American Coeliac association, Diabetes.org, CDC).

Preliminary market information is provided as follows:

●	Kosherchecked

●	According to KosherFest, the annual dollar value of kosher market is estimated to be $12.5 million, and the dollar value of kosher goods produced for the U.S. market is $305 million.

●	The Jewish population in the U.S. is estimated to 5.2 million people, and the number of kosher consumers in the U.S. is estimated to be approximately 12 million.

●	Total Number of Jewish and other religions eating kosher products: 3.5 million.

●	Veganchecked

●	Increasing number of U.S. consumers are trying to limit their animal consumption.

●	15 million Americans try to follow a Vegetarian diet

●	Sugarchecked

●	According to FoodInsight, when making decisions about buying packaged food or beverages, at least six in ten Americans report considering sugars in general (60%).

●	98 Million Americans are in the danger zone of developing Type 2 diabetes

.

●	Increasingly high numbers of Americans’ are looking for healthier food alternatives that don’t contain sugar, artificial sweeteners or sugar alcohols.

Content Checked has established a comprehensive timetable for 2015-2016:

Intellectual Property

·	●	Content Checked holds the Trademark and Service Mark for “CONTENT CHECKED”

·	●	USPTO Reg. No. 4,622,497 Int. Cls 9 and 44

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Proprietary Database

We have the most extensive database of its kind.

Ingredients with Values

We are assigning ingredients specific dietary values that create a universe of scalable applications. In other words, we are creating a web of links between a certain ingredient and know/scientific effects it has. Currently we have assigned 200,000 ingredients with specific values to the following applications areas you can see below.

Three areas of applications have been executed to date:

1)	People suffering from food allergies and intolerances now have access to the most advanced database ever built in favor for their dietary restrictions. These top 16 allergens listed below have all been cover in all our 200,000 ingredients.

a.	Celery
b.	Eggs
c.	Fish
d.	Gluten
e.	Lactose
f.	Lupine
g.	Milk
h.	Mollusks
i.	Mustard
j.	Nuts
k.	Peanuts
l.	Sesame
m.	Shellfish
n.	Soy
o.	Sulphites
p.	Wheat

2)	Migraine triggers; we have followed two extensive studies conducted by Berkley University in California and The Mayo Clinic to identify what are common migraine triggers in foods and assigned our 200,000 ingredients these values.

3)	Sugar is the cause to the single biggest health problem of American and the biggest health cost for the government. The general public wants to avoid sugars but feel that they don’t know how. Sugar is hidden in food products. We know where sugars hide and have assigned our ingredients values so that each product now has a sugar value for consumers. We have grouped sugars into four groups where consumers can chose to be warned and guided if a product contains this. Group a-c are usually very bad for a person’s health:

a. Added Sugars (High fructose corn syrup, Malt syrup, Cane sugar, Dextrose, Syrups, etc.)

b. Artificial sweaters (Aspartame, Sucralose, Sweet n low, etc.)

c. Sugar Alcohols (Erythritol, Maltitol, Xylitol, etc.)

d. Natural Low-Cal Sweaters (Stevia, Munkfruit, etc.)

Possible application areas include:

●	Pregnancy diet

●	Vegetarian diet

●	Kosher diet

●	Halal diet

●	Paleo diet

●	Dogs diet

Manufacturers with values

To ensure manufacturing practices and first information we are assigning manufacturers certain values in order to ensure consumer safety. We are building our own certification system. If a manufacturer is verified by Content Checked it means that they have passed our quality control and their information if first hand and accurate, information that is crucial for certain consumer and hard to attain without getting the manufacturer on the line to answer them. Our database is updated in real time if a manufacturer reports any changes to their practices. Something printed food packages, labels and/or guides cannot do.

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Governmental Regulation and Product Approval

The FDA is focusing its oversight on mobile medical apps that:

●	are intended to be used as an accessory to a regulated medical device – for example, an application that allows a health care professional to make a specific diagnosis by viewing a medical image from a picture archiving and communication system (PACS) on a smartphone or a mobile tablet; or

●	transform a mobile platform into a regulated medical device – for example, an application that turns a smartphone into an electrocardiography (ECG) machine to detect abnormal heart rhythms or determine if a patient is experiencing a heart attack. Content Checked is not a substitute for advice and service provided by medical professionals.

●	The agency intends to exercise enforcement discretion (meaning it will not enforce requirements under the Federal Drug & Cosmetic Act) for the majority of mobile apps as they pose minimal risk to consumers. The FDA intends to focus its regulatory oversight on a subset of mobile medical apps that present a greater risk to patients if they do not work as intended.

●	Content Checked (CC) is not a substitute for advice and service provided by qualified and licensed medical professionals. Any health related information found herein is available as part of a general educational and commercial service.

●	CONTENT CHECKED does not assume any liability for inaccuracies or misstatements about products, whether based on manufacturer information or 3rd party.

Competition

Content Checked is a family of mobile applications for those with dietary restrictions and preferences. Our company owns the largest and most comprehensive proprietary food product database in the United States. A team of dedicated nutritionists work with thousands of products every day reviewing and verifying every detail, ensuring that the database is the most extensive and detailed in the nation. There are several applications on the market that are similar in nature, but none have the qualitative and quantitative standard of ContentChecked. In the next section we will take a look at the numerous advantages ContentChecked has over its competitors.

Competitor Comparison

Allergy Free Entertaining. The app offers 130 recipes, shopping lists and is featured within the AppStore. Our app has more than double the amount of recipes, countless options to save products and we are in both the AppStore as well as GooglePlay.

Allergy Guard. This app features 2,000 ingredients, a food search option and the ability to save products for specific users. The ContentChecked database is the largest in the nation and has ten times more ingredients than Allergy Guard.

ScanAvert. An app with a subscription fee of $1.99 per month, offers 280,000 products, but does not allow saving of information. Our app is offered in both a LITE version as well as a $2.99 one-time fee where $1 is donated to food allergy research. Our product database is the most extensive in the United States with each product able to be saved to a personal favorite list.

Food Allergy Detective. Offered in the AppStore only, offers a journal entry system with manual entry options. ContentChecked offers a scanning app that helps users stay safe and time efficient while grocery shopping. Same audience, different product offerings.

iAvoid Food Allergy. Features eight allergens and the app sources information from online resources. Our app allows the option to select from 16 allergens and is built upon a proprietary database created from data collection directly from manufacturers, grocery stores and online sources. At ContentChecked all data goes through a detailed data cleaning process with our nutritional experts.

GF Overflow. The app provides a manual search option for gluten-free products within their database of 10,000 products. They are only offered in the AppStore. The ContentChecked app gives options for 16 different allergens in a database that is unparalleled in the United States which is accessible in both the AppStore and on GooglePlay.

Allergy Journal. Their app provides a food allergy journal to manually submit what affects the individual. Our system strives to prevent the effect by warning prior to using/consuming a product and giving the consumer an alternative product. Same audience, different product offerings.

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With each app, ContentChecked exhibits a user interface that is more visually acclimated to the user as well as one of the most readily navigable. Taking into consideration these factors, ContentChecked has a market superiority that will remain substantial as long as these strengths continue to grow.

Employees

As of the date of the filing of this Current Report, we have one employee who is full time, and nine contractors who provide full time services to us. We currently plan to hire an additional 3 to 6 full time employees within the next 3-6 months, whose principal responsibilities will be the support of our sales, marketing, and tech development of our mobile applications.

Properties

We are headquartered in West Hollywood, CA, where we maintain a 1,900 sq. ft. office. We lease our facilities under a multi-year lease basis at a fixed rate of $9,000 per month. We believe this facility is adequate for our current needs. We do not own any real property.

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RISK FACTORS

AN INVESTMENT IN OUR SECURITIES IS HIGHLY SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. WE FACE A VARIETY OF RISKS THAT MAY AFFECT OUR OPERATIONS OR FINANCIAL RESULTS AND MANY OF THOSE RISKS ARE DRIVEN BY FACTORS THAT WE CANNOT CONTROL OR PREDICT. BEFORE INVESTING IN THE SECURITIES YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS, TOGETHER WITH THE FINANCIAL AND OTHER INFORMATION CONTAINED IN THIS CURRENT REPORT. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCURS, OUR BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED. IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK WOULD LIKELY DECLINE AND YOU MAY LOSE ALL OR A PART OF YOUR INVESTMENT. ONLY THOSE INVESTORS WHO CAN BEAR THE RISK OF LOSS OF THEIR ENTIRE INVESTMENT SHOULD CONSIDER AN INVESTMENT IN OUR SECURITIES.

THIS REPORT CONTAINS CERTAIN STATEMENTS RELATING TO FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF OUR COMPANY. PROSPECTIVE INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. IN EVALUATING SUCH STATEMENTS, PROSPECTIVE INVESTORS SHOULD SPECIFICALLY CONSIDER THE VARIOUS FACTORS IDENTIFIED IN THIS CURRENT REPORT, INCLUDING THE MATTERS SET FORTH BELOW, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS.

If any of the following or other risks materialize, the Company’s business, financial condition, and results of operations could be materially adversely affected which, in turn, could adversely impact the value of our Common Stock. In such a case, investors in our Common Stock could lose all or part of their investment.

Prospective investors should consider carefully whether an investment in the Company is suitable for them in light of the information contained herein and the financial resources available to them. The risks described below do not purport to be all the risks to which the Company or the Company could be exposed. This section is a summary of certain risks and is not set out in any particular order of priority. They are the risks that we presently believe are material to the operations of the Company. Additional risks of which we are not presently aware or which we presently deem immaterial may also impair the Company’s business, financial condition or results of operations.

Risks Related to Our Business and the Industry in Which We Operate

We have a limited operating history upon which investors can evaluate our future prospects.

Both the Company and Content Checked have limited operating histories upon which an evaluation of their business plan or performance and prospects can be made. Indeed, Content Checkedsm mobile application was launched in June of 2014. The business and prospects of the Company must be considered in the light of the potential problems, delays, uncertainties and complications encountered in connection with a newly established business. The risks include, but are not limited to, the possibility that, following the Merger, we will not be able to develop functional and scalable products and services, or that although functional and scalable, our products and services will not be economical to market; that our competitors hold proprietary rights that preclude us from marketing such products; that our competitors market a superior or equivalent product; that we are not able to upgrade and enhance our technologies and products to accommodate new features and expanded service offerings; or the failure to receive necessary regulatory clearances for our products. To successfully introduce and market our products at a profit, we must establish brand name recognition and competitive advantages for our products. There are no assurances that the Company can successfully address these challenges. If it is unsuccessful, the Company and its business, financial condition and operating results could be materially and adversely affected.

Given the limited operating history, management has little basis on which to forecast future demand for Content Checked’s products from its existing customer base, much less new customers. The current and future expense levels of the Company following the Merger are based largely on estimates of planned operations and future revenues rather than experience. It is difficult to accurately forecast future revenues because the business of the Company is new and its market has not been developed. If the forecasts for the Company prove incorrect, the business, operating results and financial condition of the Company will be materially and adversely affected. Moreover, the Company may be unable to adjust its spending in a timely manner to compensate for any unanticipated reduction in revenue. As a result, any significant reduction in revenues would immediately and adversely affect the business, financial condition and operating results of the Company.

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The industries in which the Company operates are highly competitive and subject to technological change. If our competitors are better able to develop and market products that are safer, more effective, less costly, easier to use, or are otherwise more attractive, we may be unable to compete effectively with other companies.

The food allergy industry is characterized by intense competition and rapid technological change, and we will face competition across Content Checked’s product lines and in each market in which our products are sold on the basis of product features, functionality and accuracy, outcomes, price, services and other factors. Competitors may include Food Guard Inc., Food Angle Inc., and other companies, some of which have significantly greater financial and marketing resources than we do, and firms that are more specialized than we are with respect to particular markets. Our competition may respond more quickly to new or emerging technologies, undertake more extensive marketing campaigns, have greater financial, marketing and other resources than we do or may be more successful in attracting potential customers, employees and strategic partners.

Our competitive position following the Merger will depend on multiple, complex factors, including our ability to achieve market acceptance for our products, develop new products, implement production and marketing plans, secure regulatory approvals for products under development and protect our intellectual property. In some instances, competitors may also offer, or may attempt to develop, alternative food allergy results in a speedier or more effective fashion. The development of new or improved products, processes or technologies by other companies may render Content Checked’s products or proposed products obsolete or less competitive. Our future success depends, among other things, upon our ability to compete effectively against current technology, as well as to respond effectively to technological advances, and upon our ability to successfully implement our marketing strategies and execute our research and development plan.

Our mobile applications may not be accepted in the market.

We cannot be certain that our current mobile application or any other mobile applications we may develop or market will achieve or maintain market acceptance. Market acceptance of our mobile applications depends on many factors, including our ability to convince key opinion leaders to provide recommendations regarding our mobile applications, convince users that our technology is an attractive alternative to other technologies, supply and service mobile quality, user friendly and user widely adopted mobile applications directly or through marketing alliances, and price mobile applications competitively in light of the current tech, mobile applications and macroeconomic environment, which, particularly in the case of the healthy industry, are becoming increasingly price sensitive.

If we are unable to provide content and services that attract users to our Content Checkedsm application on a consistent basis, our advertising and sponsorship revenue could be reduced.

We believe that the users of Content Checkedsm application have numerous other online and offline sources of allergy information and related services. Our ability to compete for user traffic on our public portals depends upon our ability to make available a variety of health, wellness and medical content, decision-support applications and other services that meet the needs of a variety of types of users, including consumers, physicians and other healthcare professionals, with a variety of reasons for seeking information. Our ability to do so depends, in turn, on:

●	our ability to hire and retain and grow product database;

●	our ability to license quality content from third parties; and

●	our ability to monitor and respond to increases and decreases in user interest in specific topics.

If consumers and healthcare professionals do not perceive our content, applications and tools to be useful, reliable and trustworthy, we may not be able to attract or retain users or otherwise maintain or increase the frequency and duration of their engagement with our allergy information services. We cannot assure you that we will be able to continue to develop or acquire needed content, applications and tools at a reasonable cost. In addition, since consumer users of our public portals may be attracted to Content Checked as a result of a specific condition or for a specific purpose, it is difficult for us to predict the rate at which they will return to our public portals. Because we generate revenue by, among other things, selling sponsorships of specific products on Content Checkedsm application, a decline in user traffic levels or a reduction in the number of pages viewed by users could cause our revenue to decrease and could have a material adverse effect on our results of operations.

Dependence on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in our payment of significant monetary damages or impact offerings in our product portfolios.

Our long-term success largely depends on our ability to market technologically competitive mobile applications. If we fail to obtain or maintain adequate intellectual property protection, we may not be able to prevent third parties from using our proprietary technologies or may lose access to technologies critical to our mobile applications. Also, our currently pending or future patent applications may not result in issued patents, and issued patents are subject to claims concerning priority, scope and other issues.

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Intellectual property litigation and infringement claims could cause us to incur significant expenses or prevent us from selling certain of our products.

The industries in which Content Checkedsm operates including, in particular, the food allergy detection industry, are characterized by extensive intellectual property litigation and, from time to time, we might be the subject of claims by third parties of potential infringement or misappropriation. Regardless of outcome, such claims are expensive to defend and divert the time and effort of our management and operating personnel from other business issues. A successful claim or claims of patent or other intellectual property infringement against us could result in our payment of significant monetary damages and/or royalty payments or negatively impact our ability to sell current or future products in the affected category and could have a material adverse effect on our business, cash flows, financial condition or results of operations.

Following the Merger, we could be subject to extensive governmental regulations relating to the use, labeling and marketing of Content Checked’s products.

Based on current U.S. Food and Drug Administration (the “FDA”) guidelines, Content Checked believes that it is currently not subject to any regulation by the FDA. However, Content Checked’s technology products and operations could be subject to regulation by the FDA, the European Union and other governmental authorities in the future. These agencies enforce laws and regulations that govern the development, testing, manufacturing, labeling, advertising, marketing and distribution and market surveillance that could eventually apply to the use of our products.

We face significant competition for our allergy information products and services.

The markets for healthcare information products and services are intensely competitive, continually evolving and, in some cases, subject to rapid change.

●	Content Checked faces competition from numerous other companies, both in attracting users and in generating revenue from advertisers and sponsors. We compete for users with Websites and mobile applications that provide health-related information, including both commercial ones and not-for-profit ones. We compete for advertisers and sponsors with: allergy-related Websites and mobile applications; general interest consumer Websites that offer specialized health sub-channels or functions; other high-traffic Websites that include both healthcare-related and non-healthcare- related content and services, including social media Websites; search engines that provide specialized health search; and advertising networks that aggregate traffic from multiple sites. Content Checked also faces competition from traditional media and offline publications and information services.

●	Our Content Checked private portals compete with: providers of healthcare decision-support tools and online health management applications, including personal health records; wellness and allergy management vendors; and health information services and health management offerings of healthcare benefits companies and their affiliates.

Many of our competitors have greater financial, technical, product development, marketing and other resources than we do. These organizations may be better known than we are and have more customers or users than we do. We cannot provide assurance that we will be able to compete successfully against these organizations. In addition, we expect that competitors will continue to enter these markets. The competition we face for our services may result in fewer or smaller customer commitments or pressure to reduce prices, which could reduce our profit margins.

There are low barriers to entry, and we expect that competition will possibly intensify in the future. We believe that numerous factors, including price, client base, brand name, and general economic trends (particularly unfavorable economic conditions adversely affecting consumer investment), will affect our ability to compete successfully. Our competitors include companies that could have substantially greater market presence and financial, technical, marketing and other resources than we do. There can be no assurance that we will be have the financial resources, technical expertise or marketing and support capabilities to compete successfully. Increased competition could result in significant price competition, which in turn could result in lower revenues, which could materially adversely affect our potential profitability.

Failure to enhance the analytic capabilities we use to demonstrate the value of our services to advertisers and sponsors could adversely affect our ability to market our services.

We are working to enhance the analytic capabilities we use to demonstrate to advertisers and sponsors how promotional strategies implemented through Content Checked impact physician and consumer behaviors and preferences. Our ability to demonstrate the value of advertising and sponsorship on Content Checked will depend, in part, on the accuracy of our analytics and measurement capabilities, on our ability to develop reporting tools using the capabilities and our ability to further improve such capabilities and tools. If we are unable to enhance our analytic capabilities, it could adversely affect our ability to market our services and we may lose business to competitors even if our advertising and sponsorship services are superior to theirs.

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Developing and implementing new and updated features and services for our public and private portals and our mobile applications may be more difficult than expected, may take longer and cost more than expected, and may not result in sufficient increases in revenue to justify the costs.

Attracting and retaining users of our public portals and our mobile application and clients for our private portals requires us to continue to improve the technology underlying those portals and applications and to continue to develop new and updated features and services for those portals and applications. If we are unable to do so on a timely basis or if we are unable to implement new features and services without disruption to our existing ones, we may lose potential users and clients.

We rely on a combination of internal development, strategic relationships, developing our portals, mobile application and related features and services. Our development and/or implementation of new technologies, features and services may cost more than expected, may take longer than originally expected, may require more testing than originally anticipated and may require the acquisition of additional personnel and other resources. There can be no assurance that the revenue opportunities from any new or updated technologies, applications, features or services will justify the amounts spent.

We could be exposed to significant liability claims if we are unable to obtain insurance at acceptable costs and adequate levels or otherwise protect ourselves against potential product liability claims.

The testing, manufacture, marketing and sale of food allergy technology entails the inherent risk of liability claims or product recalls. Product liability insurance is expensive and may not be available on acceptable terms, if at all. A successful product liability claim or product recall could inhibit or prevent the successful commercialization of our products following the Merger, cause a significant financial burden on the Company, or both, which in either case could have a material adverse effect on our business and financial condition.

Content Checked’s advertising and sponsorship revenue may vary significantly from quarter to quarter and its amount and timing may be subject to factors beyond our control, including regulatory changes.

Content Checked’s advertising and sponsorship revenue may vary significantly from quarter to quarter due to a number of factors, many of which are not within our control, and some of which may be difficult to forecast accurately, including potential effects on demand for our services as a result of regulatory changes affecting advertising and promotion of particular products and ingredients and general economic conditions. The majority of our advertising and sponsorship programs are for terms of approximately four to twelve months. We have relatively few longer term advertising and sponsorship programs. We cannot assure you that our current advertisers and sponsors will continue to use our services beyond the terms of their existing contracts or that they will enter into any additional contracts.

The time between the date of initial contact with a potential advertiser or sponsor regarding a specific program and the execution of a contract with the advertiser or sponsor for that program, as well as the additional time period before our services are delivered, may be longer than expected, especially for medium-sized and larger contracts, and may be subject to delays over which we have little or no control, including as a result of budgetary constraints of the advertiser or sponsor or their need for internal approvals, including internal approvals relating to compliance with the laws and regulations applicable to the marketing of healthcare products. We have experienced, from time to time, a lengthening of this internal review process by pharmaceutical and biotechnology companies, which has resulted in delays in contracting as well as delays in recognizing expected revenue under executed contracts and which may continue to cause such delays. Other factors that could affect the timing of contracting for specific programs with advertisers and sponsors, or receipt of revenue under such contracts, include:

●	the timing of Food and Drug Administration (FDA) approval for new products or for new approved uses for existing products;

●	the timing of FDA approval of generic products that compete with existing brand name products and any increase in the number or significance of such approvals;

●	the timing of withdrawals of products from the market;

●	consolidation of companies in the pharmaceutical and food produce industries;

●	the timing of rollouts of new or enhanced services on our public portals; and

●	seasonal factors relating to the prevalence of specific health conditions and other seasonal factors that may affect the timing of promotional campaigns for specific products.

Software defects or errors in our products could harm our reputation, result in significant costs to us and impair our ability to sell our products, which would harm our operating results.

Content Checked’s product may contain undetected defects or errors when first introduced or as new versions are released, which could materially and adversely affect our reputation, result in significant costs to us and impair our ability to sell our product in the future. The costs incurred in correcting any defects or errors may be substantial and could adversely affect our operating results.

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Any service interruption or failure in the systems that we use to provide online services could harm our business.

Content Checked online services are designed to operate 24 hours a day, seven days a week, without interruption. However, we have experienced and expect that we will in the future experience interruptions and delays in services and availability from time to time. We rely on internal systems as well as third-party vendors, including data center providers, bandwidth providers and mobile carriers, to provide our online services. We may not maintain redundant systems or facilities for some of these services. In the event of a catastrophic event with respect to one or more of these systems or facilities, we may experience an extended period of system unavailability, which could negatively impact our relationship with users. In addition, system failures may result in loss of data, including user registration data, business intelligence data, content, and other data critical to the operation of our online services, which could cause significant harm to our business and our reputation.

To operate without interruption or loss of data, both we and our service providers must guard against:

●	damage from fire, power loss and other natural disasters;

●	communications failures;

●	software and hardware errors, failures and crashes;

●	security breaches, computer viruses, distributed denial-of-service (DDOS) attacks and similar disruptive problems; and

●	other potential service interruptions.

Any disruption in the network access or co-location services provided by third-party providers to us or any failure by these third-party providers or our own systems to handle current or higher volume of use could significantly harm our business. We exercise little control over these third-party vendors, which increases our vulnerability to problems with services they provide. Any errors, failures, interruptions or delays experienced in connection with these third-party technologies and information services or our own systems could negatively impact our relationships with users and adversely affect our brand and our business and could expose us to liabilities to third parties. Although we maintain insurance for our business, the coverage under our policies may not be adequate to cover the losses that could result from the above. From time to time, we implement additions to or changes in the hardware and software platforms we use for providing our online services. During and after the implementation of additions or changes, a platform may not perform as expected, which could result in interruptions in operations, an increase in response time or an inability to track performance metrics. In addition, in connection with integrating acquired businesses, we may move their operations to our hardware and software platforms or make other changes, any of which could result in interruptions in those operations. Any significant interruption in our ability to operate any of our online services could have an adverse effect on our relationships with users and clients and, as a result, on our financial results. We rely on a combination of purchasing, licensing, internal development, and acquisitions to develop our hardware and software platforms. Our implementation of additions to or changes in these platforms may cost more than originally expected, may take longer than originally expected, and may require more testing than originally anticipated. In addition, we cannot provide assurance that additions to or changes in these platforms will provide the additional functionality and other benefits that were originally expected.

We may be unable to attract and retain key employees.

The success of the Company depends on its ability to identify, hire, train and retain highly qualified managerial, technical and sales and marketing personnel. In addition, as the Company introduces new products or services, it will need to hire additional personnel. Currently, competition for personnel with the required knowledge, skill and experiences is intense, and the Company may not be able to attract, assimilate or retain such personnel. The inability to attract and retain the necessary managerial, technical and sales and marketing personnel could have a material adverse effect on the business, results of operations and financial condition of the Company.

We are Dependent on Certain Key Personnel, namely Mr. Kris Finstad, Who Has Extensive Knowledge With Respect to Our Product and Business and thus, the Loss of Mr. Finstad May Adversely Affect Our Business.

We are heavily dependent upon the expertise of our management key officer and director, specifically Mr. Kris Finstad, who has extensive knowledge about our products and our operations, and the loss of Mr. Finstad could have a material adverse effect on our business and operations. We do not maintain key-person insurance policies on any of our executive officers. Since we are a technology based company, our future success also depends on our ability to continue to attract, retain and motivate highly skilled employees in the healthcare industry. Competition for employees in our industry is intense. We may be unable to retain key employees or attract, assimilate or retain other highly qualified employees in the future. We currently have an employment agreement with our key executive officer as described herein (see “Employment Agreements”).

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International sales of Content Checked’s products account for a portion of our anticipated revenues, which will expose the Company to certain operating risks following the Merger. If we are unable to successfully manage our international activities, our net sales, results of operations and financial condition could be adversely impacted.

Content Checked’s business currently depends in part on its activities in Europe and other foreign markets, making it subject to a number of challenges that specifically relate to international business activities. These include:

●	failure of local laws to provide the same degree of protection against infringement of our intellectual property rights;

●	protectionist laws and business practices that favor local competitors, which could slow our growth in international markets;

●	the expense of establishing facilities and operations in new foreign markets;

●	building an organization capable of supporting geographically dispersed operations;

●	challenges caused by distance, language and cultural differences;

●	challenges caused by differences in legal regulations, markets, and customer preferences, which may limit our ability to adapt our products or succeed in other regions;

●	multiple, conflicting, and changing laws and regulations, including complications due to unexpected changes in regulatory requirements, foreign laws, tax schemes, international import and export legislation, trading and investment policies, exchange controls and tariff and other trade barriers;

●	foreign tax consequences;

●	fluctuations in currency exchange rates and foreign currency translation adjustments;

●	foreign exchange controls that might prevent us from repatriating income earned outside the United States;

●	imposition of public sector controls;

●	political, economic and social instability; and

●	restrictions on the export or import of technology.

If, following the Merger, we are unable to meet and overcome these challenges, then our international operations may not be successful, which could adversely affect our net sales, results of operations and financial condition and limit our growth.

We may be unable to manage our growth and entry into new business areas.

If the initial response to Content Checked’s food allergy detection technology exceeds the Company’s capacity to provide services timely and efficiently after the Merger, then the Company may be required to expand its operations accordingly and swiftly. Management of the Company believes that establishing industry leadership will require the Company to:

●	Test, introduce and develop new products and services including enhancements to its Content Checked device;

●	Develop and expand the breadth of products and services offered;

●	Develop and expand our market presence through relationships with third parties; and

●	Generate satisfactory revenues from such expanded products or services to fund the foregoing requirements while obtaining and maintaining satisfactory profit margins.

To be able to expand its operations in a cost-effective or timely manner and increase the overall market acceptance of its products and services in this manner, the Company will need additional capital and technical and managerial human resources. These additional resources may not be available to the Company. Failure of the Company to timely and efficiently expand its operations and successfully achieve the four requirements listed above could have a material adverse effect on the business, results of operations and financial condition of the Company.

New product introductions may adversely impact our financial results.

Content Checked may introduce new products with enhanced features and extended capabilities from time to time. The products will be subject to various regulatory processes, and we will need to obtain and maintain regulatory approvals in order to sell our new products. If a potential purchaser believes that we plan to introduce a new product in the near future or if a potential purchaser is located in a country where a new product that we have introduced has not yet received regulatory approval, planned purchases may be deferred or delayed. As a result, new product introductions may adversely impact our financial results.

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The acquisition of other companies, businesses, or technologies could result in operating difficulties, dilution, and other harmful consequences.

We may selectively pursue strategic acquisitions, any of which could be material to our business, operating results, and financial condition. Future acquisitions could divert management’s time and focus from operating our business. In addition, integrating an acquired company, business or technology is risky and may result in unforeseen operating difficulties and expenditures associated with integrating employees from the acquired company into our organization and integrating each company’s accounting, management information, human resources and other administrative systems to permit effective management. The anticipated benefits of future acquisitions may not materialize. Future acquisitions or dispositions could result in potentially dilutive issuances of our equity securities the incurrence of debt, contingent liabilities or amortization expenses, or write-offs of goodwill, any of which could harm our financial condition. Future acquisitions may also require us to obtain additional financing, which may not be available on favorable terms or at all.

Continuing worldwide macroeconomic instability, such as recent recessions in Europe and the debt crisis in certain countries in the European Union, could negatively affect our ability to conduct business in those geographies.

Since 2008, the global economy has been impacted by the sequential effects of an ongoing global financial crisis which has caused extreme disruption in the financial markets, including severely diminished liquidity and credit availability. There can be no assurance that further deterioration will not occur. Our customers and suppliers may experience financial difficulties or be unable to borrow money to fund their operations which may adversely impact their ability to purchase our products or to pay for them on a timely basis, if at all. Further, the continuing debt crisis in certain European countries could cause the value of the euro to deteriorate, reducing the purchasing power of our European customers. Failure to receive payment of all or a significant portion of our receivables could adversely affect our results of operations. In addition, financial difficulties experienced by our suppliers could result in product delays and inventory issues.

Natural or other disasters could disrupt our business and result in loss of revenue or in higher expenses.

Natural disasters, terrorist activities, military conflict and other business disruptions could seriously harm our revenue and financial condition and increase our costs and expenses. Content Checked’s corporate headquarters are located in California, a seismically active region. A natural disaster in any of our major markets in North America or Europe could have a material adverse impact on our operations, operating results and financial condition. Further, any unanticipated business disruption caused by Internet security threats, damage to global communication networks or otherwise could have a material adverse impact on our operating results.

Risks Related to our Financial Condition

We have a history of losses and we may not achieve or sustain profitability in the future.

We have incurred losses from July 19, 2013 (inception) to March 31, 2015 and since that date. We anticipate that our and Content Checked’s operating expenses will increase in the foreseeable future as we continue to invest to grow our business, acquire customers and develop our platform and new functionality. These efforts may prove more expensive than we currently anticipate, and we may not succeed in increasing our revenues sufficiently to offset these higher expenses.

Our operating losses and lack of revenues raise substantial doubt about our ability to continue as a going concern. If we do not continue as a going concern, investors could lose their entire investment.

Content Checked’s historical operating losses and lack of revenues to support our cost structure raise substantial doubt about our ability to continue as a going concern. If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

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If we are unable to obtain additional financing on acceptable terms, we may have to curtail our growth or cease our development plans and operations.

The operation of our business and our growth efforts will require significant cash outlays and advance capital tech expenditures and commitments. We will be largely dependent on capital raised through the PPO to implement our business plan and support our operations. We believe that the net proceeds of the PPO will be sufficient to fund us for less than 12 months. At the present time, we have not made any arrangements to raise additional cash, other than through the PPO. We anticipate for the foreseeable future that cash on hand, cash generated from operations, and the amounts available under lines of credit will not be sufficient to meet our cash requirements, and that we will need to raise additional capital through investments to fund our operations and growth. To date Content Checked has been able to raise needed capital for its business through equity and debt investment. We cannot assure you that we will be able to raise additional working capital as needed on terms acceptable to us, if at all. If we are unable to raise capital as needed, we may be required to reduce the scope of our business development activities, which could harm our business plans, financial condition and operating results, or cease our operations entirely, in which case, you may lose all your investment. Financings, if obtained, may be on terms that are dilutive to our stockholders, and the prices at which new investors would be willing to purchase our securities may be lower than the price at which you purchase your shares.

Potential investors should be aware that the value of an investment in the Company may go down as well as up. In addition, there can be no certainty that the market value of an investment in the Company will fully reflect its underlying value.

Our reported financial results may be adversely affected by changes in accounting principles generally accepted in the United States.

Generally accepted accounting principles in the United States are subject to interpretation by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Securities and Exchange Commission and various bodies formed to promulgate and interpret appropriate accounting principles. A change in these principles or interpretations could have a significant effect on our reported financial results, and could affect the reporting of transactions completed before the announcement of a change.

Changes in tax laws or exposure to additional income tax liabilities could have a material adverse impact on our financial condition and results of operations.

We are subject to income taxes as well as non-income based taxes, in both the U.S. and various jurisdictions outside the U.S. We are subject to ongoing tax audits in various jurisdictions. Tax authorities may disagree with certain positions we have taken and assess additional taxes and penalties. We regularly assess the likely outcomes of these audits in order to determine the appropriateness of our tax provision. However, there can be no assurance that we will accurately predict the outcomes of these audits, and the actual outcomes of these audits could have a material impact on our consolidated earnings and financial condition. Additionally, changes in tax laws or tax rulings could materially impact our effective tax rate. Proposals for fundamental U.S. corporate tax reform, if enacted, could have a material adverse impact on our future results of operations.

Investment Risks

You could lose all of your investment.

An investment in our Common Shares is speculative and involves a high degree of risk. Potential investors should be aware that the value of an investment in the Company may go down as well as up. In addition, there can be no certainty that the market value of an investment in the Company will fully reflect its underlying value. You could lose your entire investment.

You may experience dilution of your ownership interests because of the future issuance of additional shares of our common or preferred stock or other securities that are convertible into or exercisable for our common or preferred stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders and the purchasers of our shares offered hereby. The Company is authorized to issue an aggregate of 250,000,000 shares of our Common Stock and 10,000,000 shares of “blank check” preferred stock. We may issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock. We will need to raise additional capital in the near future to meet our working capital needs, and there can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with these capital raising efforts, including at a price (or exercise prices) below the price you paid for your stock.

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The ability of our Board of Directors to issue additional stock may prevent or make more difficult certain transactions, including a sale or merger of the Company.

Our Board of Directors will be authorized to issue up to 10,000,000 shares of preferred stock with powers, rights and preferences designated by it. See “Preferred Stock” in the section of this Report titled “Description of Securities.” Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such additional shares of preferred stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

There currently is no public market for our Common Stock and there can be no assurance that a public market will ever develop. Failure to develop or maintain a trading market could negatively affect the value of our Common Stock and make it difficult or impossible for you to sell your shares.

There is currently no public market for shares of our Common Stock and one may never develop. Our Common Stock is currently quoted on the OTC Markets. Each of the OTC Markets is a thinly traded market and lacks the liquidity of certain other public markets with which some investors may have more experience. We may not ever be able to satisfy the listing requirements for our Common Stock to be listed on a national securities exchange, which is often a more widely-traded and liquid market. Some, but not all, of the factors which may delay or prevent the listing of our Common Stock on a more widely-traded and liquid market include the following: our stockholders’ equity may be insufficient; the market value of our outstanding securities may be too low; our net income from operations may be too low; our Common Stock may not be sufficiently widely held; we may not be able to secure market makers for our Common Stock; and we may fail to meet the rules and requirements mandated by the several exchanges and markets to have our Common Stock listed. Should we fail to satisfy the initial listing standards of the national exchanges, or our Common Stock is otherwise rejected for listing, and remains listed on the OTC Markets or is suspended from the OTC Markets, the trading price of our Common Stock could suffer and the trading market for our Common Stock may be less liquid and our Common Stock price may be subject to increased volatility.

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

Rule 15g-9 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person’s account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience objectives of the person and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) confirms that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our Common Stock and cause a decline in the market value of our Common Stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker or dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

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Our stock may be traded infrequently and in low volumes, so you may be unable to sell your shares at or near the quoted bid prices if you need to sell your shares.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Markets, or on another over-the-counter quotation system, or in the “pink sheets.” In those venues, however, the shares of our Common Stock may trade infrequently and in low volumes, meaning that the number of persons interested in purchasing our common shares at or near bid prices at any given time may be relatively small or non-existent. An investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock or to sell his or her shares at or near bid prices or at all. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of our Common Stock. This would also make it more difficult for us to raise capital.

We do not anticipate paying dividends on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on our Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares of Common Stock. If we do not pay dividends, our Common Stock may be less valuable because a return on your investment will only occur if our stock price appreciates. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

Being a public company is expensive and administratively burdensome.

As a public reporting company, we are subject to the information and reporting requirements of the Securities Act, the Exchange Act and other federal securities laws, rules and regulations related thereto, including compliance with the Sarbanes-Oxley Act. Complying with these laws and regulations requires the time and attention of our Board of Directors and management, and increases our expenses. Among other things, we are required to:

●	maintain and evaluate a system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC and the Public Company Accounting Oversight Board;

●	maintain policies relating to disclosure controls and procedures;

●	prepare and distribute periodic reports in compliance with our obligations under federal securities laws;

●	institute a more comprehensive compliance function, including with respect to corporate governance; and

●	involve, to a greater degree, our outside legal counsel and accountants in the above activities.

The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC and furnishing audited reports to stockholders is expensive and much greater than that of a privately-held company, and compliance with these rules and regulations may require us to hire additional financial reporting, internal controls and other finance personnel, and will involve a material increase in regulatory, legal and accounting expenses and the attention of management. There can be no assurance that we will be able to comply with the applicable regulations in a timely manner, if at all. In addition, being a public company makes it more expensive for us to obtain director and officer liability insurance. In the future, we may be required to accept reduced coverage or incur substantially higher costs to obtain this coverage. These factors could also make it more difficult for us to attract and retain qualified executives and members of our Board of Directors, particularly directors willing to serve on an audit committee which we expect to establish.

Any failure to maintain effective internal control over our financial reporting could materially adversely affect us.

Section 404 of the Sarbanes-Oxley Act of 2002 requires us to include in our Annual Reports on Form 10-K an assessment by management of the effectiveness of our internal control over financial reporting. In addition, at such time, if any, as we are no longer a “smaller reporting company,” our independent registered public accounting firm will have to attest to and report on management’s assessment of the effectiveness of such internal control over financial reporting. Based upon the last evaluation conducted as of March 31, 2015, our management at the time concluded that our disclosure controls and procedures were effective as of such date to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. While our new management as a result of the Merger believes that our control environment is substantially improved, our independent public accountants, in conducting an audit of Content Checked’s financial statements as of March 31, 2014, identified several control deficiencies that they believed constituted a material weakness, individually and in aggregate. Our new management has not yet conducted a new formal evaluation of our internal control over financial reporting and has not been able to make its own assessment on whether the internal controls as of 2013 or 2014 were effective. In addition, we continue at the present time not to have an audit committee.

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While we intend to diligently and thoroughly document, review, test and improve our internal control over financial reporting in order to ensure compliance with Section 404, management may not be able to conclude that our internal control over financial reporting is effective. Furthermore, even if management were to reach such a conclusion, if our independent registered public accounting firm is not satisfied with the adequacy of our internal control over financial reporting, or if the independent auditors interpret the requirements, rules or regulations differently than we do, then they may decline to attest to management’s assessment or may issue a report that is qualified. Any of these events could result in a loss of investor confidence in the reliability of our financial statements, which in turn could negatively affect the price of our Common Stock.

In particular, we must perform system and process evaluation and testing of our internal control over financial reporting to allow management and (if required in future) our independent registered public accounting firm to report on the effectiveness of our internal control over financial reporting, as required by Section 404. Our compliance with Section 404 may require that we incur substantial accounting expense and expend significant management efforts. We currently do not have an internal audit group, and we will need to retain the services of additional accounting and financial staff or consultants with appropriate public company experience and technical accounting knowledge to satisfy the ongoing requirements of Section 404. We intend to review the effectiveness of our internal controls and procedures and make any changes management determines appropriate, including to achieve compliance with Section 404 by the date on which we are required to so comply.

***

The risks above do not necessarily comprise of all those associated with an investment in the Company. This Current Report contains forward looking statements that involve unknown risks, uncertainties and other factors that may cause the actual results, financial condition, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Factors that might cause such a difference include, but are not limited to, those set out above.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this Current Report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Current Report that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

As a result of the Merger and the change in business and operations of the Company, from planning to distribute ceramic sanitary ware such as toilets, bidets, washbasin, sinks, urinals, squatting pans and counter basins, to creating smartphone applications designed for people with dietary restriction, those who care for them, and organizations that cater for them, a discussion of the past financial results of Content Checked Holdings, Inc. (f/k/a/ Vesta International, Corp.) is not pertinent, and under generally accepted accounting principles in the United States the historical financial results of Content Checked Inc. (“Content Checked”), the accounting acquirer, prior to the Merger are considered the historical financial results of the Company.

The following discussion highlights Content Checked’s results of operations and the principal factors that have affected its financial condition as well as its liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the Company’s financial condition and results of operations presented herein. The following discussion and analysis are based on Content Checked’s audited and unaudited financial statements contained in this Current Report, which have been prepared in accordance with generally accepted accounting principles in the United States. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The audited financial statements as of, and for the period from July 19, 2013 (Inception) to March 31, 2014, and for the fiscal year ended March 31, 2015, and related notes, include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements. All such adjustments are of a normal recurring nature.

Overview

Content Checked has created and introduced to the market a Content Checkedsm smartphone application designed for use by those who suffer from food allergies and intolerances. The application allows its users the ability to scan product’s bar code and determine if it is safe for consumption. Their friends and family can also use it to assist in their food selections. The Company believes it has created the first application with genuine comprehensive content information and in-depth allergen definitions for most U.S. food products and is designed to meet the need for millions of people in the United States. The Company has unique database of allergens and food ingredients that directly correlate with allergies and intolerances. Currently there are several hundreds of thousand products database and it is constantly growing. The application is highly scalable and can expand into new geographic areas and product categories with limited modifications and investment.

The Content Checkedsm smartphone application helps users to personalize their shopping lists and makes sure they purchase products that compatible with their specific allergies and intolerances. The Content Checkedsm application and supporting database allows its user to save time and make better decisions while grocery shopping since the application will guide and direct shopping.

Critical Accounting Policies and Estimates

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” or “GAAP”).

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Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

Capitalization of Fixed Assets

The Company capitalizes expenditures related to property and equipment, subject to a minimum rule, that have a useful life greater than one year for: (1) assets purchased; (2) existing assets that are replaced, improved or the useful lives have been extended; or (3) all land, regardless of cost. Acquisitions of new assets, additions, replacements and improvements (other than land) costing less than the minimum rule in addition to maintenance and repair costs, including any planned major maintenance activities, are expensed as incurred.

Development Stage Company

In June 2014, the Financial Accounting Standards Board issued Accounting Standards update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including on Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The Company has chosen to early adopt this standard. Consequently, these financial statements do not include certain information previously required.

Impairment of Long-Lived Assets

The Company reviews and evaluates long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The assets are subject to impairment consideration, if events or circumstances indicate that their carrying amount might not be recoverable.

Income Taxes

The Company utilizes FASB ASC 740, “Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is recorded when it is “more likely-than-not” that a deferred tax asset will not be realized.

The Company generated a deferred tax asset through its net operating loss carry-forward. However, a valuation allowance of 100% has been established due to the uncertainty of the Company’s realization of the net operating loss carry forward prior to its expiration.

The Company applies the provisions of FASB ASC 740-10, Accounting for Uncertain Tax Positions, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on de-recognition, classification, interest and penalties, and accounting in interim periods, disclosure and transitions.

The Company has concluded that there are no significant uncertain tax positions requiring recognition in the accompanying financial statements. The tax period that is subject to examination by major tax jurisdictions is from July 19, 2013 (inception) through March 31, 2014.

In the event the Company was to receive an assessment for interest and/or penalties, it will be classified in the financial statements as general and administrative expense when assessed.

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Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company had a cumulative net loss from inception (July 19, 2013) to March 31, 2015 of $1,573,106. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it establishes a revenue stream and becomes profitable. If the Company is unable to obtain adequate capital it could be forced to cease development of operations.

In order to continue as a going concern and to develop a reliable source of revenues, and achieve a profitable level of operations the Company will need, among other things, additional capital resources. Management’s plans to continue as a going concern include raising additional capital through borrowing and sales of common stock. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recent Accounting Pronouncements

There are no recently issued accounting pronouncements that the Company has yet to adopt that are expected to have a material effect on its financial position, results of operations, or cash flows.

Results of Operations

Period from July 19, 2013 (Inception) to March 31, 2014

For the period from July 19, 2013 (Inception) to ended March 31, 2014 we incurred total operating expenses of $401,029. These costs were centered mainly in fess payable to Kris Finstad, our CEO, in the amount of $258,387 pursuant to a services agreement that we have with him. We also spent $55,244 on travel and related costs for Kris Finstad as he performed his duties as CEO, mainly for trips to Europe where he originally developed the technology. The balance of our spending was for promotional costs mostly centered on social media ($8,322), rent of $7,600 and general costs associated with the growing of the business.

Fiscal year ended March 31, 2015

For the year ended March 31, 2015 we incurred total operating expenses of $1,172,077 as compared to total operating expenses of $401,029 from July 19, 2013 (Inception) to ended March 31, 2014. The increase over the prior period is due expenses associated with our headcount and related costs associated with the preparation and release of the app and the related database, and increased marketing costs. During the fiscal year ended March 31, 2015, we incurred fees payable to Kris Finstad, our CEO, in the amount of $360,000 pursuant to a services agreement that we have with Mr. Finstad, and fees to other consultants for services including investor relations, in the amount of $94,900. During the fiscal year ended March 31, 2015, we also incurred charges of $225,942 related to fees for the services of consultants who have prepared the database for use by our app. Our spending on social media to promote our app and generate awareness for our business totaled $121,890 for the fiscal year ended March 31, 2015, up from $8,322 incurred from July 19, 2013 (Inception) to March 31, 2014. The substantial increase in operating expenses is due to the fact that we released our product on July 21, 2014 and have devoted considerable resources to create market awareness for our launch and application going forward.

Our rent expense increased to $38,429 for the fiscal year ended March 31, 2015 from $7,600 for the period from July 19, 2013 (Inception) to March 31, 2014, since we needed to acquire more working space to allow our consultants and our CEO to work in the same office. We continued spending on travel and related costs for Kris Finstad as he performed his duties as CEO, mainly for trips to Europe where he originally developed the technology, in the amount of $47,408 for the period ended March 31, 2015, as compared to $55,244 for the period from July 19, 2013 (Inception) to March 31, 2014.

We incurred costs associated with our planned merger with a public entity that totaled $44,000, as well spent $19,018 on insurance, as compared to $0 and $0 respectively, for the period from July 19, 2013 (Inception) to March 31, 2014.

Financial Condition Liquidity and Capital Resources

The Company had cash and equivalents of $1,246,197 as of March 31, 2015.

Since its inception, the Company has devoted substantially all of its efforts toward the development of its smartphone application designed for use by those who suffer from food allergies and intolerances; and toward raising capital. Accordingly, the Company is considered to be in the early commercialization stage. Since its inception, the Company has financed its operations primarily through the issuance and sale of equity securities for cash consideration and convertible and promissory notes, as well as from loans and investment from its founder and CEO, Kris Finstad.

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Cash and Working Capital

Since inception, the Company has incurred recurring net losses and negative cash flows from operations. As of March 31, 2015, the Company had a working capital deficit of $1,273,657, an accumulated deficit of $1,573,106 and a stockholders’ deficit of $1,263,106. The Company has incurred net losses of $1,573,106 since July 19, 2013 (Inception) to March 31, 2015 and has not generated any revenues through March 31, 2015.

Liquidity and Capital Resources

Since inception, the Company has satisfied its operating cash requirements from proceeds from the private placements of convertible debt sold principally to outside investors, and from loans and investment from its founder and CEO, Kris Finstad.

The Company sold $310,000 of restricted common stock to outside investors during the period from July 19, 2013 (Inception) to March 31, 2014. On May 5, 2014, the Company sold in a private placement to an accredited investor $250,000 principal amount of its secured convertible promissory note (the “Secured Bridge Note”). The Secured Bridge Note bore interest at 5% per annum and was payable on March 31, 2015 (as amended), subject to conversion as described elsewhere in this Current Report. Interest on the Secured Bridge Notes would have been payable at maturity; however, upon conversion of the Secured Bridge Note as described elsewhere in this Current Report, accrued interest was forgiven. The Secured Bridge Note was secured by a priority security interest on all of the assets of the Company. This security interest terminated upon conversion of the Secured Bridge Note.

Additionally, between August 2014 and March 2015, the Company sold in a series of private placement to accredited investors an aggregate of $1,403,450 principal amount of its unsecured convertible promissory notes (the “Unsecured Bridge Notes”). The Unsecured Bridge Notes bore interest at 5% per annum and were payable between March 31, 2015 and April 30, 2015 (as applicable), subject to conversion as described elsewhere in this Current Report. Interest on the Unsecured Bridge Notes would have been payable at maturity; however, upon conversion of the Unsecured Bridge Notes as described elsewhere in this Current Report, accrued interest for the majority of the outstanding Unsecured Bridge Notes was forgiven.

Concurrently with the closing of the Merger, Content Checked Holdings also held a closing of its PPO in which it sold $166,700 of shares of common stock at a purchase price of $0.50 per share, which resulted in the issuance of 333,400 shares of its restricted common stock.

As of March 31, 2015 the outstanding principal amount of Secured Bridge Note and Unsecured Bridge Notes totaled $1,653,450.

The Company believes that the Merger will provide it with additional opportunities to raise capital in the future.

Management believes that the Company’s cash resources as of March 31, 2015, along with the proceeds from the Unsecured Bridge Notes received through the date of this Current Report, are sufficient to implement the business plan, support operations and meet current obligations through the middle of 2015.

Immediately after the closing of the Merger and the PPO discussed above, as of May 21, 2015 the Company had approximately $1,000,000 in cash, after payment of transaction-related expenses of approximately $125,000 from the proceeds of the offering.

Management believes the Company will have sufficient capital to fund its research and development and implement its business plan, as well support its operations and meet its current obligations through the middle of 2015. The Company plans to raise additional capital to finance its operations beyond the middle of 2015. There can be no assurance that financing will be available when required in sufficient amounts, on acceptable terms or at all. In the event that the necessary additional financing is not obtained, we may have to reduce our discretionary overhead costs substantially, including research and development, general and administrative and sales and marketing expenses or otherwise curtail operations.

Cash and Cash Equivalents

Operating Activities

For the fiscal year ended March 31, 2015 the Company incurred a net loss of $1,172,077 which was offset by an increase in accounts payable and accrued expenses of $637,945, due to the Founder and CEO. The net cash used in operating activities was $499,131 for such period.

For the period from July 19, 2013 (Inception) to March 31, 2014 the Company incurred a net loss of $401,029 which was offset by an increase in accounts payable and accrued expenses of $231,459, due to the Founder and CEO. The net cash used in operating activities was $168,122 for such period.

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Investing Activities

During the period from July 19, 2013 (Inception) to ended March 31, 2014 the Company acquired software in the aggregate amount of $15,000 related to software used in the operation of its business. For the fiscal year ended March 31, 2015, the net cash used by the Company in investing activities was $0.

Financing Activities

The Company received $310,000 in cash from the sale of restricted common stock during the period from July 19, 2013 (Inception) to March 31, 2014. The Company also received proceeds from the issuance of a Secured Convertible Note of $250,000 and Unsecured Convertible Notes of $1,403,450 for the fiscal year ended March 31, 2015. As of March 31, 2015, the Company had an accumulated deficit of $1,573,106.

Off Balance Sheet Arrangements

The Company does not engage in any activities involving variable interest entities or off-balance sheet arrangements.

Contractual Obligations and Commitments

Set forth in the table below are the Company’s enforceable and legally binding obligations and future commitments, as well as obligations related to all of the Company’s contracts that are likely to continue, regardless of the fact that they were cancelable as of March 31, 2015. Some of the amounts that are included in this table are based on management’s estimates and assumptions about these obligations, including their duration, the possibility of renewal, anticipated actions by third parties, and other factors. Because these estimates and assumptions are necessarily subjective, the obligations we will actually pay in future periods may vary from those reflected in the table.

	Total	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years
Secured Convertible Note (1)	$250,000	$250,000	$-	-	-
Secured Convertible Note (1)	$1,403,450	$1,403,450	$-	-	-
Operating Lease	$210,707	$108,511	$102,197	$-	$-
Total	$1,864,157	$1,761,961	$102,197	$-	$-

(1) All of such notes were converted in full on April 17, 2015.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER AND MANAGEMENT.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

Pre-Merger

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 16, 2015, prior to the Merger, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only classes of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the persons named in the table below had sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
Yan Wang	24,400,000	79.8%
56-26 Chongshan Middle Rd, 1-5-1, Huanggu
Shenyang, Liaoning, China, 110031

All directors and executive officers as a group (1 person)	24,400,000	79.8%

(1)	Applicable percentage ownership is based on 30,573,200 shares of Common Stock outstanding as of April 16, 2015

*	Less than 1%

Post-Merger

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 17, 2015, after the Merger, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only classes of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement. Other than the Merger, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Content Checked Holdings, Inc., 8730 Sunset Blvd, Suite 240, West Hollywood, CA 90069.

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Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)

Directors
Kris Finstad	21,317,592	61.6%

Executive Officers
Kris Finstad	21,317,592	61.6%
David R. Wells (2)	150,000	*
All directors and executive officers as a group (2 persons)	21,467,592	62.0%

5% Shareholders
Lanham & Lanham LLC, as escrow agent (3)	3,019,208	8.7%

*	Less than 1%

(1)	Applicable percentage ownership is based on 34,622,602 shares of Common Stock outstanding as of April 17, 2015.

(2)	The shares beneficially owned by Mr. Wells are held in the name of StoryCorp Consulting d/b/a Wells Compliance Group. Mr. Wells as the CEO has the sole voting and dispositive power over these shares. Mr. Wells was appointed CFO on April 17, 2015.

(3)	The shares are being held by Lanham & Lanham LLC, as escrow agent on behalf of certain shareholders who are entitled to such shares, but have not yet provided full information to the escrow agent in order to receive such shares. The mailing address of Lanham & Lanham LLC is 28652 Oso Parkway, Suite D, Rancho Santa Margarita, CA 92688.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers.

Below are the names and certain information regarding the Company’s executive officers and directors who were appointed effective as of the closing of the Merger.

Name	Age	Position
Kris Finstad	39	Chief Executive Officer, Chairman of the Board of Directors and sole Director
David R. Wells	52	Interim Chief Financial Officer

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

The principal occupation and business experience during the past five years for our executive officers and directors is as follows:

Kris Finstad, Founder, CEO, Chairman of the Board of Directors and sold Director — Mr. Finstad founded Content Checked in 2013. Mr. Finstad has been a professional investor since 2003 principally through FimBul Capital, a UK based offshore fund of which he is the Chairman and senior principal owner. He is Co-founder of CheckContent AS, Norway, Scandinavian branch of a food allergy application company. Kris attended a private boarding school (Lundsbergs in Sweden), and Millfield School in England. Kris also holds a Masters degree in Business Administration. Mr. Finstad has co-founded and funded several start-ups in technology, real estate and bio-tech, and has held several board positions in the past. Since 2009 he has been a board member and partner of a privately owned, Norwegian-based real estate company, owning numerous residential and commercial rental units in Norway.

David R. Wells, Interim Chief Financial Officer — Mr. Wells founded DRW Consulting, Inc. (now StoryCorp Consulting dba Wells Compliance Group) in 2007, which provides services to small growing public companies. From December 2009 to March 2013 he was the President and Chief Financial Officer of Sionix Corporation and he served on the board of directors. He has experience working with auditors and regulatory agencies to rapidly address non-conforming situations and assisting companies who desire to increase their internal controls. Mr. Wells earned a BA in Finance and Entrepreneurship from Seattle Pacific University, and holds an MBA from Pepperdine University.

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Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board comprised of a majority of “independent directors.” Our Board has determined that our sole current director is not an independent director under the applicable standards of the SEC and the Nasdaq stock market. Promptly after the closing of the Merger we intend to appoint at least one independent directors and one director to be nominated by Buyside Equity Partners LLC (“Buyside”).

Board Leadership Structure and Role in Risk Oversight

Mr. Finstad serves as our Chairman and Chief Executive Officer. Due to our small size and early stage of operations, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our board of directors is primarily responsible for overseeing our risk management processes. The board of directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. The board of directors focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the board’s appetite for risk. While the board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

Terms of Office

The Company’s directors are appointed for a one-year term to hold office until the next annual general meeting of the Company’s shareholders or until removed from office in accordance with the Company’s bylaws and the provisions of the Wyoming Revised Statutes. The Company’s directors hold office after the expiration of his or her term until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the Company’s bylaws and the provisions of the Wyoming Revised Statutes.

The Company’s officers are appointed by the Company’s Board of Directors and hold office until removed by the Board.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions because of the small number of persons involved in the management of the Company.

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Board Committees

The Board of Directors acts as the Audit Committee and currently the Board has no separate committees. The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such an expert.

Compensation Committee Interlocks and Insider Participation

We have no separate Compensation Committee at this time. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as director of the Company during 2014.

Section 16(A) Beneficial Ownership Reporting Compliance

Because the Company does not have a class of equity securities registered pursuant to Section 12 of the Exchange Act, the Company is not subject to Section 16(a) of the Exchange Act.

Nominations to the Board of Directors

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment.

In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

Director Nomination Agreement

Pursuant to the terms of the Merger Agreement, Buyside has the right to appoint at one director to our Board of Directors. See “Certain Relationships and Related Transactions.”

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid with respect to Content Checked’s principal executive officer and principal financial officer for the period from July 19, 2013 (date of inception) to March 31, 2014. No other officer or director of Content Checked received compensation in excess of $100,000 since July 19, 2013 (date of inception) to March 31, 2014, and for the fiscal year ended March 31, 2015.

Name & Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kris Finstad	2015 2014	360,000 258,387	- -	- -	- -	- -	- -	- -	360,000 258,387
David R. Wells (1)	2015 2014	- -	- -	- -	- -	- -	- -	- -	- -

(1) Mr. Wells was appointed CFO on April 17, 2015.

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We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans, except that the Company maintains a 401(k) plan in which all eligible employees may participate by making elective deferral contributions to the plan. The Company does not make any matching contributions to the plan.

Except as indicated below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Employment Agreements

As of March 31, 2015 we have one full time employee. Mr. Finstad is employed by the Company as its Chief Executive Officer pursuant to an employment agreement terminating June 30, 2015. Pursuant to the agreement, Mr. Finstad shall receive a salary of $30,000 per month and is eligible to earn an annual bonus. After the initial one-year term, the agreement shall be automatically renewed for successive one year periods unless terminated by a party on at least 60 days written notice prior to the end of the then-current term. All or any portion of any such annual bonus may be paid in cash, securities or other property. Mr. Harding is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by us, for our executives. Mr. Finstad and his dependents are also entitled to participate in any of our employee benefit plans subject to the same terms and conditions applicable to other employees. Mr. Finstad will be entitled to be reimbursed for all reasonable travel, entertainment and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by us from time to time. The Company shall further provide Mr. Finstad with a life insurance policy in the amount of $3,000,000. Both the Company and Mr. Finstad may terminate the employment agreement for any reason, or for no reason at all, at any time within the initial 6 (six) months of the term upon 30 (thirty) days prior written notice to the other. If either Party exercises this early termination option, Mr. Finstad shall be entitled to a final month’s base salary and reimburse Mr. Finstad’s expenses as described in the agreement.

Potential Payments Upon Termination or Change-in-Control

SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the Company. Please see “Employment Agreements” section above.

Outstanding Equity Awards at Fiscal Year-End

None.

Director Compensation

Non-employee directors’ compensation generally is determined and awarded by the Board. The Board is responsible for, among other things, reviewing, evaluating and designing a director compensation package of a reasonable total value, typically based on comparisons with similar firms, and aligned with long-term interests of the stockholders of the Company, and reviewing director compensation levels and practices and considering, from time to time, changes in such compensation levels and practices. These matters also include making equity awards to non-employee directors from time to time under the Company’s equity-based plans. As part of these responsibilities, the Board may request that management of the Company provide it with recommendations on non-employee director compensation and/or common director compensation practices, although the Board retains its ultimate authority to take compensatory actions.

No director of Content Checked received any compensation for services as director for Content Checked last fiscal year.

Risk Management

The Company does not believe risks arising from its compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

The descriptions set forth above under the captions “The Merger and Related Transactions—Merger Agreement,” “—Split-Off,” “—the Private Placement Offering,” “—Registration Rights,” “—2015 Equity Incentive Plan,” “—Lock-up Agreements and Other Restrictions” and “Executive Compensation—Employment Agreements” are incorporated herein by reference.

Certain Relationships and Related Transactions

There are no family relationships between any of our former directors or executive officers and new directors or new executive officers. None of the new directors and executive officers were directors or executive officers of the Company prior to the closing of the Reverse Acquisition, nor did any hold any position with the Company prior to the closing of the Reverse Acquisition, nor have been involved in any material proceeding adverse to the Company or any transactions with the Company or any of its directors, executive officers, affiliates or associates that are required to be disclosed pursuant to the rules and regulations of the SEC.

As of March 31, 2015 and 2014, the Company owed to Mr. Finstad $503,222 and $86,008, respectively, for amounts paid by him on behalf of the Company for operating expenses. The amounts do not include interest and have no set repayment terms, however the Company anticipates repaying these amounts to Mr. Finstad. As well, on July 19, 2013, the Company entered into an employment agreement with Kris Finstad to serve as the Company’s CEO, and to provide related services. The month-to-month agreement may be terminated at any time unilaterally by either of the parties. The agreement calls for monthly cash payments of $30,000. For the fiscal year ended March 31, 2015 the Company incurred costs of $360,000 related to this agreement, and had an accrued and unpaid balance due to Mr. Finstad of $267,161 related to the agreement.

Pursuant to the terms of the Merger Agreement, Buyside has the right to appoint one person, reasonably acceptable to the remaining directors of the Company, for election as a director of the Company promptly after the closing of the Merger.

Review, Approval or Ratification of Transactions with Related Persons

As we have not adopted a Code of Ethics, we rely on our board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board comprised of a majority of “independent directors.” Our Board has determined that our sole current director is not an independent director under the applicable standards of the SEC and the Nasdaq stock market. Promptly after the closing of the Merger we intend to appoint at least one independent director.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

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MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Company’s common stock is quoted on the OTCBB under the symbol “CNCK.” There has been minimal reported trading to date in the Company’s common stock. The following table sets forth, for the periods indicated, the closing/last prices of our Common Stock for the periods indicated, as reported by the OTC Markets. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Fiscal Year Ended March 31, 2014	High	Low
2nd Quarter Ended September 30, 2013 (beginning as of July 19, 2013)	$0.0041	$0.0041
3rd Quarter Ended December 31, 2013	$0.0041	$0.0041
4th Quarter Ended March 31, 2014	$0.0041	$0.0041

Fiscal Year Ended March 31, 2015	High	Low
1st Quarter Ended June 30, 2014	$0.0041	$0.0041
2nd Quarter Ended September 30, 2014	$0.0041	$0.0041
3rd Quarter Ended December 31, 2014	$0.6148	$0.0041
4th Quarter Ended March 31, 2015	$0.6148	$0.6148

Fiscal Year Ending March 31, 2016	High	Low
1st Quarter Ended June 30, 2016 (as of May 20, 2015)	$0.6148	$0.6148

As of the date of this Current Report, there were approximately 18 holders of record of the Company’s common stock and 34,622,602 shares of our Common Stock issued and outstanding.

As of the date of this Current Report we had no shares of common stock subject to outstanding options or warrants to purchase, or securities convertible into, common stock; (ii) no shares of common stock can be sold pursuant to Rule 144 under the Securities Act, and (iii) no shares of common stock are being, or has been publicly proposed to be, publicly offered by the Company.

Dividends

The Company has never declared or paid any cash dividends on its common stock. The Company currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, the Company does not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company had no equity compensation plans as of the end of fiscal year 2014.

On April 7, our Board of Directors adopted, and on April 8, 2015, our stockholders approved, our 2015 Equity Incentive Plan (the “2015 Plan”), which reserves a total of 5,000,000 shares of our Common Stock for issuance under the 2015 Plan. As described below, incentive awards authorized under the 2015 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the internal Revenue Code of 1986, as amended (the “Code”). If an incentive award granted under the 2015 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2015 Plan.

The number of shares of our Common Stock subject to the 2015 Plan, any number of shares subject to any numerical limit in the 2015 Plan, to the terms of any incentive award or to any combination of the foregoing, is expected to be adjusted in the event of any change in our outstanding our Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The Compensation Committee of the Board, or the Board in the absence of such a committee, will administer the 2015 Plan. Subject to the terms of the 2015 Plan, the Compensation Committee or the Board has complete authority and discretion to determine the terms upon which awards may be granted under the 2015 Plan.

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Grants

The 2015 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and stock appreciation rights, as described below:

●	Options granted under the 2015 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of our Common Stock covered by an option generally cannot be less than the fair market value of our Common Stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our Common Stock on the date of grant.

●	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

●	The Compensation Committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

●	The 2015 Plan authorizes the granting of stock awards. The Compensation Committee will establish the number of shares of our Common Stock to be awarded (subject to the aggregate limit established under the 2015 Plan upon the number of shares of our Common Stock that may be awarded or sold under the 2015 Plan) and the terms applicable to each award, including performance restrictions.

●	Stock appreciation rights (“SARs”) entitle the participant to receive a distribution in an amount not to exceed the number of shares of our Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our Common Stock on the date of exercise of the SAR and the market price of a share of our Common Stock on the date of grant of the SAR.

Duration, Amendment, and Termination

The Board has the power to amend, suspend or terminate the 2015 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our Common Stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2015 Plan would terminate ten years after it is adopted.

As of the date hereof, no awards or any shares of our Common Stock have been issued under the 2015 Plan.

DESCRIPTION OF SECURITIES

The Company’s authorized capital stock consists of 250,000,000 shares of common stock, par value of $0.001 per share, and 10,000,000 shares of preferred stock, par value of $0.001 per share.

Common Stock

Holders of the Company’s Common Stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of our Common Stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of our Common Stock voting for the election of directors can elect all of the directors. Two holders of our Common Stock issued, outstanding and entitled to vote, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of the Company’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company’s certificate of incorporation.

Holders of our Common Stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over our Common Stock. The Company’s Common Stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company’s Common Stock.

Preferred Stock

The Company’s articles of incorporation authorize the issuance of 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, in one or more series, subject to any limitations prescribed by law, without further vote or action by the stockholders. Each such series of preferred stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by our Board, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

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While we do not currently have any plans for the issuance of additional preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of our Common Stock and, therefore, reduce the value of our Common Stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the Common Stock until the Board of Directors determines the specific rights of the holders of the preferred stock; however, these effects may include:

●	Restricting dividends on our Common Stock;

●	Diluting the voting power of our Common Stock;

●	Impairing the liquidation rights of our Common Stock; or

●	Delaying or preventing a change in control of the Company without further action by the stockholders.

Other than in connection with shares of preferred stock (as explained above), which preferred stock is not currently designated nor contemplated by us, we do not believe that any provision of our charter or Bylaws would delay, defer or prevent a change in control.

Other Convertible Securities

As of the date hereof, the Company does not have any outstanding convertible securities.

Transfer Agent

The transfer agent for our Common Stock is Globex Transfer, LLC. The transfer agent’s address is 780 Deltona Blvd., Suite 202, Deltona, FL 32725, and its telephone number is 813-344-4490.

Indemnification of Directors and Officers

The Certificate of Incorporation and the Bylaws of our Company provide that our Company will indemnify, to the fullest extent permitted by the Wyoming Revised Statutes, each person who is or was a director, officer, employee or agent of our Company, or who serves or served any other enterprise or organization at the request of our Company. Pursuant to Wyoming law, this includes elimination of liability for monetary damages for breach of the directors’ fiduciary duty of care to our Company and its stockholders. These provisions do not eliminate the directors’ duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Wyoming law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to our Company, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for any transaction from which the director derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Wyoming law. The provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

We have not entered into any agreements with our directors and executive officers that require us to indemnify these persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that the person is or was a director or officer of our Company or any of our affiliated enterprises.

We do not maintain any policy of directors’ and officers’ liability insurance that insures its directors and officers against the cost of defense, settlement or payment of a judgment under any circumstances.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

Financial Statements and Supplementary Data

Reference is made to the filings by Content Checked Holdings, Inc. on Form 10-K and 10-Q for Content Checked Holdings, Inc.’s financial statements.

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The required financial statements of Content Checked, together with the pro-forma information for the Merger, shall be filed by an amendment to this Current Report on Form 8-K as soon as practicable.

Item 3.02 Unregistered Sales of Equity Securities.

The Bridge Notes and the PPO

The information regarding the Bridge Notes and the PPO is set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions—Bridge Notes” and “—The PPO” is incorporated herein by reference.

Between August 2014 and April 2015, Content Checked offered and sold in a series of private placement to accredited investors an aggregate of $1,503,450 principal amount of its unsecured convertible promissory notes (the “Unsecured Bridge Notes”). The Unsecured Bridge Notes bore interest at 5% per annum and were payable between March 31, 2015 and April 30, 2015 (as applicable), subject to conversion as described below. Interest on the Unsecured Bridge Notes would have been payable at maturity; however, upon conversion of the Unsecured Bridge Notes as described below, accrued interest was forgiven.

Additionally, on May 5, 2014, Content Checked offered and sold in a private placement to an accredited investor $250,000 principal amount of its secured convertible promissory note (the “Secured Bridge Note”). The Secured Bridge Note bore interest at 5% per annum and was payable on March 31, 2015, subject to conversion as described below. Interest on the Secured Bridge Notes would have been payable at maturity; however, upon conversion of the Secured Bridge Notes as described below, accrued interest was forgiven. The Secured Bridge Note was secured by a priority security interest on all of the assets of Content Checked. This security interest terminated upon conversion of the Secured Bridge Note.

Upon the closing of the Merger and the PPO, the outstanding principal amount of the Unsecured Bridge Notes and Secured Bridge Note was automatically converted into shares of our common stock (as described below under “The Private Placement Offering”) at a conversion price of $0.45 and $0.40 per share, respectively.

Concurrently with the closing of the Merger we held a closing of our PPO in which we sold $166,700 shares of our common stock, at a purchase price of $0.50 per share, and issued 333,400 shares of restricted common shares.

Purchasers of the restricted shares of our common stock have weighted average anti-dilution protection with respect to the shares of our Common Stock purchased by them in the PPO if within 24 months after the final closing of the PPO the Company shall issue additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions) for consideration per share less than $0.50. The aggregate gross proceeds of the PPO were $1,920,150 (including the aggregate principal amount of Unsecured Bridge Notes and Secured Bridge Note converted and before deducting expenses of the offering estimated at approximately $125,000).

The PPO was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided by Regulation D and/or Regulation S promulgated by the SEC thereunder. The PPO was sold to “accredited investors,” as defined in Regulation D, and/or foreign investors in compliance with Regulation S.

The closing of the PPO and the closing of the Merger were conditioned upon each other. In connection with the PPO we did not pay any finders fees or Placement Agent commissions.

Shares Issued in Connection with the Merger

On April 17, 2015, pursuant to the terms of the Merger Agreement, all of the shares of stock of Content Checked were exchanged for 24,000,000 restricted shares of our common stock. Additionally, in connection with the Merger, we plan to issue 150,000 shares of our common stock to Mr. Wells, our Interim Chief Financial Officer, Treasurer and Secretary, in consideration of his services provided in connection with the Merger. These transactions were exempt from registration under Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder as not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Sales of Unregistered Securities of Content Checked

Set forth below is information regarding shares of common stock by Content Checked within the past three years that were not registered under the Securities Act. Also included is the consideration, if any, received by us for such shares and information relating to the section of the Securities Act, or rule of the SEC, under which exemption from registration was claimed. Share and per share stock numbers below in this Item do not give effect to the 2.44-for-1 forward split of our common stock on January 26, 2015, and the Merger on April 17, 2015, in which each share of common stock of Content Checked outstanding at the time of the Merger was automatically converted into shares of our common stock at a conversion ratio of 24-for-1.

During the period from July 19, 2013 (inception) to March 31, 2014, Content Checked issued 962,000 shares of its common stock to its founders. During that period, Content Checked also sold 38,000 shares if its common stock to investors for proceeds of $310,000. During the period ended March 31, 2015 no new shares were issued. These issuances were exempt from the registration requirements of the Securities Act in reliance on Section 4(2) of the Securities Act as transactions by an issuer not involving any public offering or issuances to accredited investors pursuant Regulation D under the Securities Act.

Item 4.01 Change in Registrant’s Certifying Accountant.

Effective as of April 17, 2015, the Board of Directors of the Company dismissed Cutler and Co LLP (“C&C”) as its independent registered accounting firm and engaged RBSM LLP on April 29, 2015 (“Engagement Date”), to serve as its independent registered accounting firm. None of the reports of C&C on our financial statements for either of the two most recent fiscal years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended March 31, 2014, and March 31, 2013, filed with the SEC, included a going concern qualification in the report of C&C. During the Company’s two most recent fiscal years ended March 31, 2014, and March 31, 2013 and during the subsequent interim period preceding the date of C&C’s dismissal, there were no disagreements with C&C, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of C&C, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided C&C, with a copy of the disclosures it is making in this Current Report and has requested that C&C, furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of the letter, dated April 23, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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During the two most recent fiscal years and through the Engagement Date, neither the Company nor anyone on its behalf has previously consulted with RBSM LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that RBSM LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 5.01 Changes in Control of Registrant.

The information regarding change of control of the Company in connection with the Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions” is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2015, prior to the Merger, our Board of Directors amended and restated our Bylaws in their entirety. A copy of our amended and restated Bylaws is filed as an exhibit to this Report.

Item 5.06 Change in Shell Company Status.

Prior to the Merger, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the Merger, we have ceased to be a shell company. The information contained in this Current Report, together with the information contained in our Quarterly Report on Form 10-1 for the nine-month period ended December 31, 2014, and our subsequent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

In accordance with Item 9.01(a), Content Checked’s audited financial statements as of, and for the period from July 19, 2013 (Inception) to March 31, 2014, and for the fiscal year ended March 31, 2015, and the accompanying notes, are included in this Current Report beginning on Page F-1.

(b) Pro forma financial information.

In accordance with Item 9.01(b), the following unaudited pro forma financial information with respect to the Merger with Content Checked reported in Item 2.01 of this Current Report is furnished as Exhibit 99.1.

●	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015

●	Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended March 31, 2015

●	Notes to the Unaudited Pro Forma Consolidated Financial Statements.

(c) Shell Company Transactions. See (a) and (b) of this Item 9.01.

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(d) Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 17, 2015, by and among the Registrant, Acquisition Sub and Content Checked, Inc. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 2.1)

3.1	Articles of Incorporation of the Registrant (incorporated by reference from the Registrant’s Registration Statement on Form S-1 filed on August 16, 2013, Exhibit 3.1)

3.2	Certificate of Amendment of Articles of Incorporation of the Registrant, dated as of December 18, 2014 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 3.2)

3.3	Articles of Merger of Content Checked, Inc., with and into Acquisition Sub, filed April 17, 2015 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 3.3)

3.4	By-Laws of the Registrant (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 3.4)

10.1	Indemnification Shares Escrow Agreement, dated as of April 17, 2015, by and among the Registrant, Buyside Equity Partners, LLC and Foley Shechter, LLP, as escrow agent (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.1)

10.2	Split-Off Agreement, dated as of April 17, 2015, by and among the Registrant, Vesta International Split Off Corp. and Yan Wang (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.2)

10.3	General Release Agreement, dated as of April 17, 2015, by and among the Registrant, Vesta International Split Off Corp. and Yan Wang (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.3)

10.4	Form of Lock-Up and No Short Selling Agreement between the Registrant and the Registrant’s officers, directors and shareholders party thereto (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.4)

10.5	Form of PPO Subscription Agreement between the Registrant and the investors party thereto (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.5)

10.6	Form of Unsecured Bridge Convertible Note issued by Content Checked, Inc. to the holder thereof (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.6)

10.7	Form of Secured Bridge Convertible Note issued by Content Checked, Inc. to the holder thereof (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.7)

10.8	Form of Registration Rights Agreement between the Registrant, the PPO investors, the holder of the Secured Bridged Convertible Note and the holder of the Unsecured Bridged Convertible Note (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.8)

10.9

Indemnification Shares Escrow Agreement, dated as of April 17, 2015, by and among the Registrant, Kris Finstad and Foley Shechter, LLP, as escrow agent (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.9)

10.10	Form of Lock-Up and No Short Selling Agreement between the Registrant and certain of the Registrant’s shareholders party thereto (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.10)

10.11†	The Registrant’s 2015 Equity Incentive Plan (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.11)

10.12†	Form of Director Option Agreement under 2015 Equity Incentive Plan (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.12)

10.13†	Form of Employee Option Agreement under 2015 Equity Incentive Plan (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.13)

10.14†

Employment Agreement, dated as of July 31, 2014, between Content Checked, Inc. and Kris Finstad (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.14

10.15	Lease, dated as of February 4, 2015, by and between Content Checked, Inc. and Sunset Towers Partnership, LLC (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 10.15)

16.1	Letter from Cutler & Co., LLC to the Securities and Exchange Commission (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 16.1)

99.1*	Pro forma financial information

99.2	Press Release, dated April 30, 2015 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on April 30, 2015, Exhibit 99.2)

*	Filed herewith
†	Management contract or compensatory plan or arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Content Checked Holdings, Inc.

Dated: May 21, 2015	By:	/s/ Kris Finstad
	Name:	Kris Finstad
	Title:	Chief Executive Officer and President

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